1933 Act File No. 33-58846
                                                    1940 Act File No. 811-7538

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        |X|

                         Pre-Effective Amendment No.                       |_|

                       Post-Effective Amendment No.  27                    |X|

                                     and/or

            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT        |X|
                                     OF 1940

                                Amendment No. 27                           |X|

                          LORD ABBETT SECURITIES TRUST
                          ----------------------------
                Exact Name of Registrant as Specified in Charter

                  767 FIFTH AVENUE, NEW YORK, N. Y. 10153-0203
                  --------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800
                  --------------------------------------------

                         Thomas F. Konop, Vice President
                     767 FIFTH AVENUE, NEW YORK, N. Y. 10153
                     ---------------------------------------
                      Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

|_|   immediately upon filing pursuant to paragraph (b)

|_|   on March 1, 1999 pursuant to paragraph (b)

|_|   60 days after filing pursuant to paragraph (a) (1)

|X|   on March 1, 1999 pursuant to paragraph (a) (1)

|_|   75 days after filing pursuant to paragraph (a) (2)

|_|   on (date) pursuant to paragraph (a) (2) of rule 485

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Lord Abbett

Prospectus
March 1, 1999

            Growth & Income Fund
            International Fund
            World Bond-Debenture Fund

[LOGO](R) LORD, ABBETT & CO.
          Investment Management
A Tradition of Performance Through Disciplined Investing

As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged this fund for its investment merit. It is a criminal offense to state otherwise.

Class P shares of the International Fund are currently offered by this prospectus. Class P shares of the Growth & Income Fund and World Bond-Debenture Fund are neither offered to the general public as of the date of this prospectus nor are available in all states. Please call 800-821-5129 for further information.

                                Table of Contents

                             The Funds                                      Page

     Information about the goal/   Growth & Income Fund                       2
      approach, main risks, past   International Fund                         4
  performance, fees and expenses   World Bond-Debenture Fund                  6

                             Your Investment

        Information for managing   Purchases                                  8
               your fund account   Opening Your Account                      10
                                   Redemptions                               11
                                   Distributions and Taxes                   11
                                   Services For Fund Investors               12
                                   Sales Charges and Service Fees            13
                                   Management                                14

                             For More Information

               How to learn more   Other Investment Techniques               15
                 about the funds   Glossary of Shaded Terms                  17
                                   Recent Performance                        19

                             Financial Information

    Financial highlights of each   Growth & Income Fund                      20
   fund, and dealer compensation   International Fund                        22
                                   World Bond-Debenture Fund                 24
                                   Compensation For Your Dealer              26

     How to learn more about the   Back Cover
     funds and other Lord Abbett
                           funds

                                                            Growth & Income Fund

                                   The Funds

GOAL / APPROACH

      The fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value. Typically, in choosing stocks, we look for companies using a three-step process:

      o Quantitative research is performed on a universe of large, seasoned, U.S. and multinational companies to identify which stocks we believe represent the best bargains.

      o Fundamental research is conducted to assess a company's operating environment, resources and strategic plans and to determine its prospects for exceeding the earnings expectations reflected in its stock price.

      o Business cycle analysis is used to assess the economic and interest-rate sensitivity of our portfolio, helping us assess how adding or deleting stocks changes our portfolio's overall sensitivity to economic activity and interest rates.

      The fund is intended for long-term investors who purchase and redeem shares to meet their own financial requirements rather than to take advantage of price fluctuations. We believe the needs of such investors will best be served by an investment which has growth characterized by fewer fluctuations in market value than the Standard & Poor's Composite Index of 500 stocks ("S&P 500(R) Index"). For this reason, the fund tries to keep its assets invested in securities which are selling at reasonable prices in relation to value and, thus, will forgo some opportunities for gains when, in our judgment, they are too risky.

      We may take a temporary defensive position by investing some of our assets in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the fund from achieving its investment objective.

MAIN RISKS

      While stocks have historically been a leading choice of long-term investors, they fluctuate in price. The value of your investment in the fund will go up and down, which means that you could lose money. Our performance may sometimes be lower or higher than that of other types of funds (particularly those emphasizing small-company stocks or growth stocks) because different types of stocks tend to shift in and out of favor depending on market and economic conditions. While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company bargain stocks could potentially limit our downside risk because bargain stocks in theory are already underpriced and large, seasoned company stocks tend to be less volatile than small company stocks. In the long run, we may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

      An investment in the fund is not a bank deposit. It is not FDIC-insured or government endorsed. It is not a complete investment program. You could lose money in the fund, but you also have the potential to make money.

We or the fund refers to any one or more of three portfolios of Lord Abbett Securities Trust (the "company"). Each fund operates under the supervision of the company's Board with the advice of Lord, Abbett & Co. ("Lord Abbett"), its investment manager.

About each fund. Each fund is a professionally managed portfolio of securities purchased with the pooled money of investors. They strive to reach their stated goals, although as with all funds, they cannot guarantee results.

Large companies are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Seasoned companies are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

Small companies often are new and less established, with a tendency to be faster-growing but more volatile and less liquid than large company stocks.

Bargain stocks are stocks of companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects.

Growth Stocks exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but also tend to be more volatile than bargain stocks.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies and their risks used by the fund.


2 The Funds

                                                            Growth & Income Fund

                                                        Symbols: Class A - LDFVX
                                                                 Class B - LGIBX
                                                                 Class C - GILAX

PAST PERFORMANCE

      The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.

                             [PLOT POINTS TO COME]

================================================================================
The table below shows a comparison of the fund's class A, B and C average annual total return to that of the S&P 500(R) Index. Fund returns assume reinvestment of dividends and distributions and payment of the maximum applicable front-end or deferred sales charge. All periods end on December 31, 1998.

Class                           1 Year     Inception(i)     S&P 500(R)Index(ii)

A                                8.90%        22.46%            33.33%(iii)
--------------------------------------------------------------------------------
B                               10.08%        15.39%            28.33%(iv)
--------------------------------------------------------------------------------
C                               14.58%        18.22%            24.08%(v)
--------------------------------------------------------------------------------
S&P 500(R)Index(ii)              28.74%          --                --
--------------------------------------------------------------------------------

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee table
--------------------------------------------------------------------------------

                                                       Class A      Class B       Class C       Class P
-------------------------------------------------------------------------------------------------------
Shareholder Fees (Fees paid directly from your investment)
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
-------------------------------------------------------------------------------------------------------
(as a % of offering price)                               5.75%        none          none          none
-------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")          none         5.00%(2)(5)   1.00%(3)      none
-------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from fund assets) (as a % of average net assets)(1)
-------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                       0.75%        0.75%         0.75%         0.75%
-------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1 Fees)(4)                 0.35%        1.00%         1.00%         0.45%
-------------------------------------------------------------------------------------------------------
Other Expenses (See "Management")                        0.23%        0.23%         0.23%         0.23%
-------------------------------------------------------------------------------------------------------
Total Operating Expenses                                 1.33%        1.98%         1.98%         1.43%
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Expense example
--------------------------------------------------------------------------------

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

Share class          1 Year         3 Years           5 Years        10 Years

Class A shares        $702            $972            $1,262           $2,087
--------------------------------------------------------------------------------
Class B shares(5)     $701            $921            $1,267           $2,140
--------------------------------------------------------------------------------
Class C shares        $301            $621            $1,067           $2,308
--------------------------------------------------------------------------------
Class P shares        $145            $452            $782             $1,716
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares        $702            $972            $1,262           $2,087
--------------------------------------------------------------------------------
Class B shares(5)     $201            $621            $1,067           $2,140
--------------------------------------------------------------------------------
Class C shares        $201            $621            $1,067           $2,308
--------------------------------------------------------------------------------
Class P shares        $145            $452            $782             $1,716
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

Past performance is not a prediction of future results.

--------------------------------------------------------------------------------
(i) The dates of inception for each class are: A -7/15/96; B -6/5/97; and C -1/3/94.

(ii) Performance for the unmanaged S&P 500(R) Index does not reflect transaction costs or management fees.

(iii) Represents total return for the period 7/31/96 - 12/31/98, to correspond with class A inception date.

(iv) Represents total return for the period 6/31/97 - 12/31/98, to correspond with class B inception date.

(v) Represents total return for the period 12/31/93 - 12/31/98, to correspond with class C inception date.

Management fees are payable to Lord Abbett for the fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as transfer agency, legal and share registration fees.

--------------------------------------------------------------------------------
(1) The annual fund operating expenses have been restated from fiscal year amounts to reflect current fees.

(2) 5.00% if shares are redeemed before first anniversary of purchase, declining to 1.00% before sixth anniversary and eliminated on and after sixth anniversary.

(3)   1.00% if shares are redeemed before first anniversary of purchase.

(4) Because 12b-1 distribution fees (up to: 0.10%- class A; 0.75%- classes B and C; and 0.25%- class P) are paid out on an on-going basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equal up to 0.25%, except 0.20%- class P.

(5) Class B shares will convert to class A shares on the eighth anniversary of your original purchase of class B shares.

                                                                     The Funds 3

                                                              International Fund

GOAL / APPROACH

      The fund's investment objective is long-term capital appreciation. Current income is incidental to this objective. The fund may invest in stocks that do not produce any income. Typically, in choosing stocks, we look for companies using the following process:

      o Quantitative research is performed on a universe of foreign companies which guides selection of companies with strong growth potential that also sell at attractive prices.

      o Fundamental research examines global trends, seeking to identify developments on an industry-by-industry basis and the strongest and/or best positioned companies ("Best of Breed") within each global industry.

      o Valuation techniques determine the selection of the 40-60 companies with strong growth potential and attractive share prices that collectively form the final portfolio.

      Limiting the number of holdings ensures their performance is not diluted across too many securities. However, investors should be aware that this concentration could result in increased volatility.

      Investments are made in stocks of companies which are in developed or developing countries. Under normal circumstances, at least 80% of the total assets of the fund are invested in stocks of companies in at least three different countries outside the United States.

      Although the fund intends to invest primarily in stocks of small companies with market capitalization of less than $1 billion listed on stock exchanges, it may also invest in stocks of companies traded in over-the-counter markets, as well as stocks of large and middle-sized companies.

      The fund may temporarily reduce its stock holdings for defensive purposes in response to adverse market conditions and invest in domestic, Eurodollar and foreign short-term money market instruments. Of course, this would reduce any benefit from an upswing in the market.

MAIN RISKS

      The fund sometimes has above-average investment risk compared to the U.S. stock market since a large amount of the assets of the fund will be denominated or traded in foreign currencies. A change in the value of any foreign currency relative to the U.S. dollar results in changes in the U.S. dollar value of the fund's assets denominated or traded in that currency. The fund's performance is measured in U.S. dollars, the base currency of the fund. Also, securities in which the fund invests are usually not subject to the same degree of regulation as domestic securities and may be more volatile and less liquid than those of major U.S. markets.

      Lack of liquidity may affect the fund's ability to trade in large blocks of securities and obtain the best price. There is often less information available on publicly-traded companies, banks and governments than in the U.S., and a lack of uniform accounting standards and practices among countries impairs a direct comparison for stocks and bonds. Also, foreign securities may be traded on days when the fund does not value its shares. Thus, share values could be affected on days when an investor cannot buy or redeem fund shares.

      An investment in the fund is not a bank deposit. It is not FDIC-insured or government endorsed. It is not a complete investment program. You could lose money in the fund, but you also have the potential to make money.

Developing countries may have higher and more rapidly fluctuating inflation rates, a higher demand for capital investment, a higher dependence on export markets for their major industries, and a greater need to develop basic economic infrastructures than more developed countries.

Over-the-counter stocks are usually those of smaller companies that do not meet listing requirement of major exchanges. Transactions are conducted by telephone and computer network rather than on the floor of an exchange.

Best of Breed refers to certain companies, primarily foreign, that the portfolio manager thinks are candidates for the best in their industries.

Large companies are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Mid-sized companies usually have market capitalizations of roughly $500 million to $5 billion.

Small companies are often new and less established, with a tendency to be faster-growing but more volatile and less liquid than large company stocks.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies and their risks used by the fund.


4 The Funds

                                                              International Fund

                                                        Symbols: Class A - LAIEX
                                                                 Class B - LINBX
                                                                 Class C - LINCX

PAST PERFORMANCE

      The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.

                             [PLOT POINTS TO COME]

================================================================================
The table below shows a comparison of the fund's class A, B and C average annual total return to that of Morgan Stanley Capital International European, Australasia and Far East Index ("MSCI EAFE") which has no sales charge. Fund returns assume reinvestment of dividends and distributions and payment of the maximum applicable front-end or deferred sales charge. All periods end on December 31, 1998.

Class                          1 Year     Inception(i)    MSCI EAFE Index(ii)

A                               8.80%       14.03%            10.82%(iii)
--------------------------------------------------------------------------------
B                              10.12%       12.86%             6.74%(iv)
--------------------------------------------------------------------------------
C                              14.71%       15.81%             6.74%(iv)
--------------------------------------------------------------------------------
MSCI EAFE Index(ii)            20.33%          --                --
--------------------------------------------------------------------------------

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee table
--------------------------------------------------------------------------------

                                                       Class A      Class B       Class C       Class P
-------------------------------------------------------------------------------------------------------
Shareholder Fees (Fees paid directly from your investment)
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
-------------------------------------------------------------------------------------------------------
(as a % of offering price)                               5.75%        none          none         none
-------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")          none         5.00%(2)(5)   1.00%(3)     none
-------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from fund assets) (as a % of average net assets)(1)
-------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                       0.75%        0.75%         0.75%        0.75%
-------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1 Fees)(4)                 0.35%        1.00%         1.00%        0.45%
-------------------------------------------------------------------------------------------------------
Other Expenses (See "Management")                        0.31%        0.31%         0.31%        0.31%
-------------------------------------------------------------------------------------------------------
Total Operating Expenses                                 1.41%        2.06%         2.06%        1.51%
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Expense example
--------------------------------------------------------------------------------

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

Share class          1 Year         3 Years           5 Years        10 Years

Class A shares        $710            $995            $1,302           $2,171
--------------------------------------------------------------------------------
Class B shares(5)     $709            $945            $1,308           $2,225
--------------------------------------------------------------------------------
Class C shares        $309            $645            $1,108           $2,391
--------------------------------------------------------------------------------
Class P shares        $153            $477            $  824           $1,804
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares        $710            $995            $1,302           $2,171
--------------------------------------------------------------------------------
Class B shares(5)     $209            $645            $1,108           $2,225
--------------------------------------------------------------------------------
Class C shares        $209            $645            $1,108           $2,391
--------------------------------------------------------------------------------
Class P shares        $153            $477            $  824           $1,804
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

Past performance is not a prediction of future results.

--------------------------------------------------------------------------------
(i) The dates of inception for each class are: A -12/13/96; B -6/2/97; and C -6/2/97.

(ii) Performance for the unmanaged MSCI EAFE Index does not reflect transaction costs or management fees.

(iii) Represents total return for the period 12/31/96 - 12/31/98, to correspond with class A inception date.

(iv) Represents total return for the period 6/30/97 - 12/31/98, to correspond with class B and C inception date.

Management fees are payable to Lord Abbett for the fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as transfer agency, legal and share registration fees.

--------------------------------------------------------------------------------
(1) The annual fund operating expenses have been restated from fiscal year amounts to reflect current fees.

(2) 5.00% if shares are deemed before first anniversary of purchase, declining to 1.00% before sixth anniversary and eliminated on and after sixth anniversary.

(3)   1.00% if shares are redeemed before first anniversary of purchase.

(4) Because 12b-1 distribution fees (up to: 0.10%- class A; 0.75%- classes B and C; and 0.25%- class P) are paid out on an on-going basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equal up to 0.25%, except 0.20%- class P.

(5) Class B shares will convert to class A shares on the eighth anniversary of your original purchase of class B shares.


                                                                     The Funds 5

                                                       World Bond-Debenture Fund

GOAL / APPROACH

      The fund's investment objective is high current income and the opportunity for capital appreciation. The fund seeks unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants to purchase common stocks. Typically, in choosing debt securities, we look for companies using the following process:

      Quantitative research is performed to evaluate economic, political and market factors to uncover value among economic regions and individual countries.

      Fundamental research is used to determine asset allocation strategies for high-yield corporate bonds, high-grade corporate and government issues, equity-related securities, such as convertible bonds and emerging market debt.

      Normally, the fund invests at least 65% of its assets in bonds and/or debentures. Its total assets will be invested in securities primarily traded in at least three different countries, including the United States. Except for this guideline, there are no limits on how much of the fund's assets may be invested in securities primarily invested in any one country. The fund will keep at least 20% of its assets in investment grade debt securities, U.S. government securities, or cash or cash equivalents. The fund may invest up to 35% of its assets in equity securities, and may exceed this limit to avoid a loss on a conversion of a convertible debt security.

      However, this guideline may not be followed for temporary defensive periods when the fund believes it should invest entirely in domestic securities or in securities primarily traded in fewer than three such countries or in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the fund from realizing its investment objective.

MAIN RISKS

      As with other bond funds, the value of your investment will change as interest rates fluctuate. When interest rates rise, bond prices are likely to decline, and when interest rates fall, bond prices tend to rise.

      The market for lower-rated bonds is more limited than for higher-rated bonds and may be less liquid. Market prices of lower-rated bonds may fluctuate more than those of higher-rated bonds, particularly in times of economic change and stress. Objective pricing data for lower-rated bonds may be more limited than for higher-rated bonds and valuation of such securities may be more difficult and require greater reliance upon judgment.

      The risk of default generally is higher among lower-rated bonds, and because of this risk, your investment in the fund could lose money. For this reason, diversification and the research and analysis performed by Lord Abbett are especially important in the selection of these bonds. There is no assurance that losses will not occur.

      Also, the foreign securities in which the fund invests are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. This affects block trading. Foreign securities may trade on days when a fund does not value them so that fund share prices could be affected on days an investor cannot purchase or sell shares. Other risks include less information on public companies, banks and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; nondeductable withholding taxes and different accounting and settlement practices. Finally, because it invests in foreign securities, the fund faces the risk that unfavorable changes in currency exchange rates could reduce the fund's share price.

      An investment in the fund is not a bank deposit. It is not FDIC-insured or government endorsed. It is not a complete investment program. You could lose money in the fund, but you also have the potential to make money.

High-yield debt securities or "junk bonds" typically pay a higher yield than investment-grade bonds. Junk bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile.

Warrants are a type of security usually issued with a bond that entitles the holder to buy a proportionate amount of common stock at a certain price for a defined period.

Bonds are secured debt obligations of the issuer.

Debentures generally are unsecured debt obligations of the issuer.

World Bond-Debenture Fund is a nondiversified fund. This means the fund may invest a greater portion of its assets in, and own a greater amount of, the voting securities of a single issuer than a diversified fund. This may expose the fund to greater risk.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies and their risks used by the fund.


6 The Funds

                                                       World Bond-Debenture Fund

                                                        Symbols: Class A - WBDAX
                                                                 Class B - WBDBX
                                                                 Class C - WBDCX

PAST PERFORMANCE

      The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.

                             [PLOT POINTS TO COME]

================================================================================
The table below shows a comparison of the fund's class A, B and C average annual total return to that of the JP Morgan Emerging Market Bond Plus Index ("JPM Emerging Market Index"), the JP Morgan Global Government Bond Index ("JPM Global Gov't Bond Index") and the Merrill Lynch High Yield Master II Index ("Merrill Lynch HY Master Index"), which has no sales charge. Assumes reinvestment of dividends and distributions. All periods end on December 31, 1998.

Class                                    1 Year                  Inception(i)

A                                         0.50%                     1.54%
--------------------------------------------------------------------------------
B                                         0.76%                     5.80%
--------------------------------------------------------------------------------
C                                         4.96%                     5.80%
--------------------------------------------------------------------------------
JPM Emerging Market Index(ii)           (14.35)%                  (14.35)%(iii)
--------------------------------------------------------------------------------
JPM Global Gov't Bond Index(ii)          15.31%                    15.31%(iii)
--------------------------------------------------------------------------------
Merrill Lynch HY Master Index(ii)         3.66%                     3.66%(iii)
--------------------------------------------------------------------------------

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee table
--------------------------------------------------------------------------------

                                                       Class A      Class B       Class C       Class P
-------------------------------------------------------------------------------------------------------
Shareholder Fees (Fees paid directly from your investment)
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
-------------------------------------------------------------------------------------------------------
(as a % of offering price)                               4.75%        none          none          none
-------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")          none         5.00%(2)(5)   1.00%(3)      none
-------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from fund assets) (as a % of average net assets)(1)
-------------------------------------------------------------------------------------------------------
Management Fees (See "Management")(5)                    0.75%        0.75%         0.75%         0.75%
-------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1 Fees)(4)                 0.35%        1.00%         1.00%         0.45%
-------------------------------------------------------------------------------------------------------
Other Expenses (See "Management")                        0.45%        0.45%         0.45%         0.45%
-------------------------------------------------------------------------------------------------------
Total Operating Expenses                                 1.55%        2.20%         2.20%         1.65%
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Expense example
--------------------------------------------------------------------------------

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

Share class          1 Year         3 Years           5 Years        10 Years

Class A shares        $625            $941            $1,279           $2,235
--------------------------------------------------------------------------------
Class B shares(6)     $723            $988            $1,379           $2,371
--------------------------------------------------------------------------------
Class C shares        $323            $688            $1,179           $2,535
--------------------------------------------------------------------------------
Class P shares        $168            $520            $897             $1,957
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares        $625            $941            $1,279           $2,235
--------------------------------------------------------------------------------
Class B shares(6)     $223            $688            $1,179           $2,371
--------------------------------------------------------------------------------
Class C shares        $223            $688            $1,179           $2,535
--------------------------------------------------------------------------------
Class P shares        $168            $520            $897             $1,957
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

Past performance is not a prediction of future results.

--------------------------------------------------------------------------------
(i) The date of inception for each class is: A -12/18/97; B -12/19/97; and C -12/19/97.

(ii) Performance for the unmanaged JPM Emerging Market Index, JPM Global Gov't Bond Index and Merrill Lynch HY Master Index do not reflect transaction costs or management fees.

(iii) Represents total return for the period 12/31/97 - 12/31/98, to correspond with class A, B and C inception dates.

Management fees are payable to Lord Abbett for the fund's investment management. Lord Abbett is currently waving the management fee for World Bond-Debenture Fund. Lord Abbett may stop waiving the management fee at any time. Total operating expenses with the fee waiver are 0.80% (class A), 1.45% (class B and C), and 0.90% (class P).

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as transfer agency, legal and share registration fees.

--------------------------------------------------------------------------------
(1) The annual fund operating expenses have been restated from fiscal year amounts to reflect current fees.

(2) 5.00% if shares are deemed before first anniversary of purchase, declining to 1.00% before sixth anniversary and eliminated on and after sixth anniversary.

(3)   1.00% if shares are redeemed before first anniversary of purchase.

(4) Because 12b-1 distribution fees (up to: 0.10%- class A; 0.75%- classes B and C; and 0.25%- class P) are paid out on an on-going basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equal up to 0.25%, except 0.20%- class P.

(5) Although not obligated to do so, Lord Abbett may waive all or a portion of its management fee. Lord Abbett is currently waiving the management fee for the World Bond-Debenture Fund. (6) Class B shares will convert to class A shares on the eighth anniversary of your original purchase of class B shares.


                                                                     The Funds 7

                                                                 Your Investment

PURCHASES

      This prospectus offers four classes of shares: classes A, B, C and P (call 800 521-5129 to find out if P shares are available in your state) for each fund. Although each fund has more than one class of shares, these different classes of shares represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered. The offering price is based on the Net Asset Value ("NAV") per share next determined after we receive your purchase order submitted in proper form. A front-end sales charge is added to the NAV, in the case of the class A shares. There is no front-end sales charge, although there is a CDSC in the case of the class B and C shares, as described below.

      You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for class B shares of $500,000 or more or a purchase order for class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

      For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

      We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

--------------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares
(Growth & Income Fund and International Fund)
--------------------------------------------------------------------------------
                                                                 To Compute
                        As a % of            As a % of        Offering Price of
Your Investment      Offering Price       Your Investment       Divide NAV by
--------------------------------------------------------------------------------
Less than $50,000        5.75%                 6.10%                .9425
--------------------------------------------------------------------------------
$50,000 to $99,999       4.75%                 4.99%                .9525
--------------------------------------------------------------------------------
$100,000 to $249,999     3.75%                 3.90%                .9625
--------------------------------------------------------------------------------
$250,000 to $499,999     2.75%                 2.83%                .9725
--------------------------------------------------------------------------------
$500,000 to $999,999     2.00%                 2.04%                .9800
--------------------------------------------------------------------------------
$1,000,000 and over      No Sales Charge                           1.0000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares
(World Bond-Debenture Fund only)
--------------------------------------------------------------------------------
                                                                 To Compute
                        As a % of            As a % of         Offering Price
Your Investment      Offering Price       Your Investment       Divide NAV by
--------------------------------------------------------------------------------
Less than $50,000        4.75%                 4.99%                .9525
--------------------------------------------------------------------------------
$50,000 to $99,999       4.75%                 4.99%                .9525
--------------------------------------------------------------------------------
$100,000 to $249,999     3.75%                 3.90%                .9625
--------------------------------------------------------------------------------
$250,000 to $499,999     2.75%                 2.83%                .9725
--------------------------------------------------------------------------------
$500,000 to $999,999     2.00%                 2.04%                .9800
--------------------------------------------------------------------------------
$1,000,000 and over       No Sales Charge                          1.0000
--------------------------------------------------------------------------------

NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"). Each fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives your order. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.

Share classes

Class A

o     normally offered with a front-end sales charge

Class B

o no front-end sales charge, however, a contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase

o     higher annual expenses than class A shares

o     automatically convert to class A shares after eight years

Class C

o     no front-end sales charge

o     higher annual expenses than class A shares

o a contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase

Class P

o available to certain pension or retirement plans and pursuant to a Mutual Fund Advisory Program


8 Your Investment

Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following:

      o Rights of Accumulation -- A Purchaser can apply the value (at public offering price) of the shares already owned to a new purchase of class A shares of any Eligible Fund in order to reduce the sales charge.

      o Statement of Intention -- A Purchaser of class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A statement of intention can be backdated 90 days. Current holdings under rights of accumulation can be included in a statement of intention.

      For more information on eligibility for these privileges, read the applicable sections in the attached application.

      Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following:

      o     purchases of $1 million or more *

      o     purchases by Retirement Plans with at least 100 eligible employees *

      o     purchases under a Special Retirement Wrap Program *

      o purchases made with dividends and distributions on class A shares of another Eligible Fund

      o purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for class A shares

      o purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

      o     purchases under a Mutual Fund Advisory Program

      o purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

      See the Statement of Additional Information for a listing of other categories of purchasers who qualify for class A share purchases without a front-end sales charge.

      Class A Share CDSC. If you buy class A shares under one of the starred (*) categories listed above and you redeem any of them within 24 months after the month in which you initially purchased them, the fund normally will collect a CDSC of 1%.

      The class A share CDSC generally will be waived for the following:

      o benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

      o redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program

      Class B Share CDSC. The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

*     These categories may be subject to a Contingent Deferred Sales Charge
      ("CDSC").

CDSC regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) plans will constitute new sales for purposes of assessing the CDSC.

To determine if a CDSC applies to a redemption, the fund redeems shares in the following order:

1.    shares acquired by reinvestment of dividends and capital gains

2. shares held for six years or more (class B) or two years or more after the month of purchase (class A) or one year or more (class C)

3. shares held the longest before the sixth anniversary of their purchase (class B) or before the second anniversary after the month of purchase (class A) or before the first anniversary of their purchase (class C)

Retirement Plans include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

Benefit Payment Documentation.
(Class A only)

o     under $50,000 - no documentation necessary

o over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening Your Account."


                                                               Your Investment 9

--------------------------------------------------------------------------------
Contingent Deferred Sales Charge - Class B Shares
--------------------------------------------------------------------------------

Anniversary(1) of                          Contingent Deferred Sales Charge
the day on which the                       on redemption (as % of amount
purchase order was accepted                subject to charge)

On                          Before
--------------------------------------------------------------------------------
                            1st                         5.0%
--------------------------------------------------------------------------------
1st                         2nd                         4.0%
--------------------------------------------------------------------------------
2nd                         3rd                         3.0%
--------------------------------------------------------------------------------
3rd                         4th                         3.0%
--------------------------------------------------------------------------------
4th                         5th                         2.0%
--------------------------------------------------------------------------------
5th                         6th                         1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                  None
--------------------------------------------------------------------------------

(1) Anniversary is the 365th day subsequent to a purchase or a prior anniversary.
(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.

      The class B share CDSC generally will be waived under any one of the following:

      o benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

      o Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

      o     death of the shareholder (natural person)

      o redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

      See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information on CDSCs with respect to class B shares.

      Class C Share CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the first anniversary of your original purchase.

      Class P Shares. Class P shares have lower annual expenses than class B and class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Advisory Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue
      Code) which engage an investment professional providing, or participating in an agreement to provide, certain recordkeeping, administrative and/or sub-transfer agency services to the fund on behalf of the class P shareholders.

OPENING YOUR ACCOUNT

      MINIMUM INITIAL INVESTMENT

      o     Regular account                                             $1,000

      o     Individual Retirement Accounts and
            403(b) Plans under the Internal Revenue Code                  $250

      o     Uniform Gift to Minor Account                                 $250

      For Retirement Plans and Mutual Fund Advisory Programs, no minimum investment is required, regardless of share class.

Important Information. You may be subject to a $50 penalty under the Internal Revenue Code if you do not provide a correct taxpayer identification number (Social Security Number for individuals) or make certain required certifications. In addition, we may be required to withhold from your account and pay to the U.S. Treasury 31% of any redemption proceeds and any dividend or distribution from your account.


10 Your Investment

      You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund you select at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to assure your order will be accepted.

      Name of Fund
      P.O. Box 419100
      Kansas City, MO 64141

      Proper Form. An order submitted directly to the fund must contain: (1) a completed application, and (2) payment by check. For more information regarding proper form of a purchase order, call the fund at 800-821-5129. Payment must be credited in U.S. dollars to our custodian bank's account.

      By Exchange. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

      By Broker. Call your investment professional for directions on how to redeem your shares.

      By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

      By Mail. Submit a written redemption request indicating, the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

      Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

      Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Redemption requests for shares initially purchased by check will not be honored for up to 15 days, unless we are assured that the check has cleared earlier.

      To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC."

DISTRIBUTIONS AND TAXES

      Each fund pays its shareholders dividends from its net investment income and distributes any net capital gains that it has realized. Growth and Income Fund expects to pay its shareholders dividends on investment income, if any, semi-annually, the International Fund annually, and the World Bond-Debenture Fund monthly. If a capital gain distribution is declared, it will be paid annually. Your distributions will be reinvested in your fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

Eligible Guarantor is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.


                                                            Your Investment 11

      The tax status of distributions is the same for all shareholders regardless of how long they have been in the fund or whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

--------------------------------------------------------------------------------
Federal Taxability Of Distributions

Type of                    Tax rate for                 Tax rate for
distribution               15% bracket                  28% bracket and above
--------------------------------------------------------------------------------
Income                                                  Ordinary Income
dividends                  15%                          Rate
--------------------------------------------------------------------------------
Short-term                                              Ordinary Income
capital gains              15%                          Rate
--------------------------------------------------------------------------------
Long-term
capital gains              10%                          20%
--------------------------------------------------------------------------------

      Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

      Annual Information -- Information concerning the tax treatment of dividends and other distributions will be mailed to shareholders each year. Each fund will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains by that fund. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services when filling out your application or by calling 800-821-5129.

--------------------------------------------------------------------------------
For investing

Invest-A-Matic    You can make fixed, periodic investments ($50 minimum)
(Dollar-cost      into your fund account by means of automatic money
averaging)        transfers from your bank checking account. See the
                  attached application for instructions.

Div-Move You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

Systematic        You can make regular withdrawals from most Lord Abbett funds.
Withdrawal        Automatic cash withdrawals can be paid to you from your
Plan ("SWP")      account in fixed or variable amounts. To establish a plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum. Your shares must be in non-certificate form.

Class B Shares    The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the fund for assistance in minimizing the CDSC in this situation.

Class B and       Redemption proceeds due to a SWP for class B and class C
C Shares          shares will be redeemed in the order described under
                  "Contingent Deferred Sales Charges" under "Purchases."
--------------------------------------------------------------------------------

Taxes on Transactions. The chart at left also can provide a "rule of thumb" guide for your potential U.S. federal income tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.

Any gains realized on a fund's transactions in options and financial futures will be treated as taxable long- or short-term capital gains.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

o     Traditional, Rollover, Roth and Education IRAs

o     Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

o     Defined Contribution Plans


12 Your Investment

OTHER SERVICES

      Telephone Investing. After we have received the attached application (selecting "yes" under Section 7C and completing Section 7), you can instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares when it receives the money from your bank.

      Telephone Exchanges. You or your investment professional, with proper identification, can instruct your fund by telephone to exchange shares of any class for shares of the same class of any Eligible Fund by calling 800-821-5129. The fund must receive instructions for the exchange before the close of the NYSE on the day of your call. If you meet this requirement, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

      Reinvestment Privilege. If you sell shares of the fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

      Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

      Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

      Account Changes. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

      Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

SALES CHARGES AND SERVICE FEES

      Sales and Service Compensation. As part of its plan for distributing shares, each fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the fund's shares and service its shareholder accounts.

      Sales compensation originates from two sources: sales charges and 12b-1 distribution fees that are paid out of each fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by each fund. The sales charges and 12b-1 fees paid by investors are shown in the class-by-class information under "Fees and Expenses" and "Purchases." The portion of these expenses that is paid as sales and service compensation to Authorized Institutions, such as your dealer, is shown in the chart at the end of this prospectus. The portion of such sales and service compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay sales and service compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation.

      We may pay Additional Concessions to Authorized Institutions from time to time.

      Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a fund's class A and class C shares for activities which are primarily intended to result in the sale of such class

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The funds will not be liable for following instructions communicated by telephone that they reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

Exchanges by telephone should not be used to take advantage of short-term swings in the market. The funds reserve the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege and may revoke the privilege for all shareholders upon 60 days' written notice.

12b-1 fees are payable regardless of expenses. The amounts payable by a fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.


                                                              Your Investment 13

      A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

      Service Activities. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

MANAGEMENT

      The funds' investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the funds, see the Statement of Additional Information.

      Each fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended October 31, 1998, the fee paid to Lord Abbett was at an annual rate of .75 of 1% for each the Growth & Income Fund and International Fund. Lord Abbett has waived its management fee for the World Bond-Debenture Fund. In addition, the funds pay all expenses not expressly assumed by Lord Abbett.

      Lord Abbett uses teams of portfolio managers and analysts acting together to manage the funds' investments.

      Growth and Income Fund. Robert G. Morris, Partner of Lord Abbett, heads the team, the senior members of which are W. Thomas Hudson, Jr., Partner of Lord Abbett, and Eli Salzman. Messrs. Morris and Hudson have been with Lord Abbett for more than five years. Mr. Salzman joined Lord Abbett in 1997; prior to that he was a Vice President with Mutual of America Capital Corp. from 1996 to 1997, and was a Vice President at Mitchell Hutchins Asset Management, Inc. from 1986 to 1996.

      International Fund. Christopher J. Taylor is Managing Director of the new sub-adviser of the fund, Fuji-Lord Abbett International Ltd., of which Lord Abbett is a minority owner (formerly named Fuji Investment Management Co. (Europe) Ltd.). Mr. Taylor heads the team, the senior member of which is Simon Steele, U.K. Equity Fund Manager. Mr. Steele joined Fuji Investment Co. (Europe) Ltd. in 1996 and previously was responsible for the WH Smith Pension Trust's U.K. Equities as well as the whole fund's International Asset allocation. Mr. Taylor has been employed by the sub-adviser and its predecessor companies since 1987.

      World Bond-Debenture Fund. Zane E. Brown, Partner of Lord Abbett, heads the team, the senior members of which are Christopher J. Towle, Timothy W. Horan, Jerald M. Lanzotti and Fernando B. Saldanha. Mr. Brown and Mr. Towle have each been with Lord Abbett for over five years. Mr. Horan joined Lord Abbett in 1996; prior to that he was a member of Senior Management at Credit Suisse from 1994-1996. Mr. Lanzotti joined Lord Abbett in 1996; prior to that he was an Associate in Global Fixed Income at Deutsche Morgan Grenfell from 1993-1996. Mr. Saldanha joined Lord Abbett in 1998; prior to that he was a Senior Financial Officer at World Bank from 1988-1998.


14 Your Investment

                                                            For More Information

OTHER INVESTMENT TECHNIQUES

      This section describes some of the investment techniques that might be used by the funds and their risks.

      Adjusting Investment Exposure. Each fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts, swap agreements including interest rate swaps, caps, floors, collars and rights and warrants. The funds may use these transactions to change the risk and return characteristics of each fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in a loss if the counterparty to a transaction does not perform as promised.

      Borrowing. Each fund may borrow from banks. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Each fund may borrow only for temporary or emergency purposes, and not in an amount exceeding 33 1/3% of its total assets.

      Closed-end Investment Companies. Each fund may invest in shares of closed-end investment companies if bought in the primary or secondary market with a fee or commission no greater than the customary broker's commission.

      Depository Receipts. The International Fund may invest in Depository Receipts which are securities, typically issued by a financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depository. Generally, Depository Receipts in registered form are designed for use in U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States. The fund may invest in sponsored and unsponsored Depository Receipts. For purposes of the International Fund's investment policies, investments in Depository Receipts will be deemed to be investments in the underlying securities.

      Diversification. Growth & Income Fund and International Fund are diversified funds. This means that with respect to 75% of their total assets, they will not purchase a security if, as a result, more than 5% of a fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer.

      Equity Securities. These include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in their value, their prices fluctuate based on changes in a company's financial condition and on market and economic conditions.

      Foreign Currency Hedging Techniques. Although the International Fund and World Bond-Debenture Fund do not normally engage in extensive currency hedging, they may use currency forwards and options to hedge the risk to the portfolio if they expect that


                                                       For More Information 15
      foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow a fund to lock in a specified exchange rate for a period of time. If the fund's forecast proves to be wrong, such a hedge may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries. The funds generally will not enter into a forward contract with a term greater than one year. Under some circumstances, a fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Although such contracts will be used primarily to protect the fund from adverse currency movements, their use involves the risk Lord Abbett will not accurately predict currency movement, and the fund's return could be reduced.

      Foreign Securities. The International Fund and the World Bond-Debenture Fund may invest all of their assets in foreign securities; the Growth and Income Fund may invest 10% of its assets their foreign securities. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. This affects block trading. Foreign portfolio securities trade on days when a fund does not value them. Fund share prices could be affected on days an investor cannot purchase or sell shares. Other risks include less information on public companies, banks and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; nondeductible withholding taxes and different accounting and settlement practices.

      Options and Financial Futures Transactions. The International Fund may deal in options on securities, and securities indices, and financial futures transactions, including options on financial futures to increase or decrease its exposure to changing securities prices or interest rates or for bona fide hedging purposes. The fund may write (sell) covered call options and secured put options on up to 25% of its net assets and may purchase put and call options and purchase and sell futures contracts provided that no more than 5% of its net assets (at the time of purchase) may be invested in premiums on such options and initial margin deposits on such futures contracts.

      The International Fund will not enter into any futures contracts, or options thereon, if the aggregate market value of the securities covered by futures contracts plus options on such financial futures exceeds 50% of the fund's total assets.

      In addition, the use of options and financial futures transactions to achieve a fund's investment objective could result in a loss due to unanticipated market conditions and could increase the volatility of the fund. These transactions may involve a small investment of cash relative to the risks assured.

      High Yield Debt Securities. The World Bond-Debenture Fund may invest substantially all of its assets and the Growth & Income Fund may invest up to 5% of its net assets measured at the time of investment in high yield debt securities. High yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile.

      Illiquid Securities. Each fund may invest up to 15% of its assets in illiquid securities. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the fund would like.

      Investment Funds. The International Fund may invest (normally not more than 5% of the fund's total assets) in investment funds. Some emerging countries have laws and regulations that currently preclude direct foreign investment in the securities of their


16 For More Information
      companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds which have been specifically authorized. If the fund invests in such investment funds, the fund's shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of Lord Abbett), but also will indirectly bear similar expenses of the underlying investment funds.

      Investment Grade Debt Securities. These are debt securities which are rated in one of the four highest grades assigned by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or Fitch Investors Service, or are unrated but determined by Lord Abbett to be equivalent in quality.

      Portfolio Securities Lending. Each fund may lend securities to broker-dealers and financial institutions, as a means of earning income. This practice could result in a loss or delay in recovering a fund's securities, if the borrower defaults. Each fund will limit its securities loans to 33 1/3% of its total assets.

      Repurchase Agreements. Each fund may enter into Repurchase Agreements. In a Repurchase Agreement, a fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, a fund could lose money.

      U.S. Government Securities. These are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      When-Issued or Delayed Delivery Transactions. Each fund may purchase or sell securities with payment and delivery taking place as much as a month or more later. A fund would do this in an effort to buy or sell the securities at an advantageous price and yield. The securities involved are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price. Also, if a fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of the fund's net asset value.

GLOSSARY OF SHADED TERMS

      Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

      In selecting dealers to execute portfolio transactions for a fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

      Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "authorized institutions." Lord Abbett Distributor is an Authorized Institution.


                                                         For More Information 17

      Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for: (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; and
      (4) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

      Eligible Mandatory Distributions. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

      Legal Capacity. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

      To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on the behalf of the corporation, because she is the president of the corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor.

      Mutual Fund Advisory Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such broker-dealers, registered investment advisers and other financial institutions, or (b) charge an advisory consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

      Purchaser. The term "purchaser" includes: (i) an individual; (ii) an individual and his or her spouse and children under the age of 21; and
      (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

      Special Retirement Wrap Program. This is a program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a Mutual Fund Advisory Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

Guaranteed signature. An acceptable form of guarantee would be as follows:

o     In the case of the estate -

      Robert A. Doe
      Executor of the Estate of
      John W. Doe

      [Date]

      SIGNATURE GUARANTEED
      MEDALLION GUARANTEED
      NAME OF GUARANTOR

      /s/ [ILLEGIBLE]
      -------------------------
           AUTHORIZED SIGNATURE
      (960)           X9003470
      SECURITIES TRANSFER AGENT
      MEDALLION PROGRAM)(TM)
                            SR

o     In the case of the corporation - ABC Corporation

      Mary B. Doe

      By Mary B. Doe, President

      [Date]

      SIGNATURE GUARANTEED
      MEDALLION GUARANTEED
      NAME OF GUARANTOR

      /s/ [ILLEGIBLE]
      -------------------------
           AUTHORIZED SIGNATURE
      (960)           X9003470
      SECURITIES TRANSFER AGENT
      MEDALLION PROGRAM)(TM)
                            SR


18 For More Information

RECENT PERFORMANCE

      Growth and Income Fund. While anticipating a slowing of corporate earnings might move stock prices lower during the second half of the fund's fiscal year, investor concern over economic problems abroad resulted in significant declines across nearly all equity sectors. The fund's value approach to stock selection did not spare it from declining during the stock market downturn.

      The economy continues to slow, and the financial markets have shown increased volatility over concerns regarding earnings shortfalls and evidence of a global credit crunch. How-ever, our expectation for the U.S. economy at this time is not recession, but rather that we have reach an inflection point of slower growth. Consumer activity continues to provide support for growth with gains in job creation, income and spending. Business spending is an area of greater concern. Recession abroad is likely to reduce exports and have a flattening effect on corporate profit growth. Overall, gross domestic product is likely to grow at an annual rate of approximately 1.5 - 2.0% during the next 6 to 12 months. U.S. interest rates have fallen, reflecting slowing growth and continuing low inflation. As the fund's new fiscal year begins, the market is still anticipating some additional easing by the Federal Reserve, a view with which we concur. In sum, it is our view that the underpinnings of sound equity markets remain in place, and the price declines of the third quarter created more opportunities for long-term investors.

      International Fund. During the fund's fiscal year, its investment strategy of holding a relatively concentrated portfolio of industry-leading companies bought at low valuation levels means that we have utilized the recent period of market weakness to steadily add to existing positions.

      In addition, the fund was not invested in the emerging and Far Eastern markets, but was instead concentrated primarily in Europe and Canada. This, in addition to the fund's superior stock selection, contributed to the last fiscal year's high performance. Throughout this period, portfolio turnover remained low. We used new purchase monies to add to our existing holdings during this period. As a result, there was very little actual change to our list. Throughout this period, portfolio turnover remained low.

      World Bond-Debenture Fund. A further slowdown in the Asian economies spread deflationary pressures to the rest of the world, setting the stage for the lower global interest rates and increased currency volatility. Even the U.S. economy which has served as the engine for global economic growth over the last eight years, began to show signs of a slow down. Against this backdrop, new governments, taking office in both developed and developing countries have been working to promote growth and reduce unemployment. In this environment, the fund has endeavored to capture value across a variety of asset classes while limiting the downside risk from volatile markets. High-quality assets tended to outperform during much of the most recent fiscal year as markets discounted the prospect of lower rates in a flight to quality. The fund - with its limited exposure to emerging market - was able to hold its own in a falling market by maintaining exposure to the U.S. and European high-yield markets as well as to high-grade markets. However, as difficulties in various emerging market become resolved, a prudent reassessment of investment opportunities in such markets will be required.

Year 2000 Issues. Each fund could be adversely affected if the computers used by each fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

While year 2000-related computer problems could have a negative effect on each fund, Lord Abbett is working to avoid such problems and has assurances from each fund's service providers that they are taking similar steps. However, because the problem is unprecedented and efforts to identify and fix any problems are ongoing, we don't know whether these efforts will be successful. Accordingly, each fund may be adversely affected.


                                                         For More Information 19

                                                            Growth & Income Fund

                             Financial Information

FINANCIAL HIGHLIGHTS

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended October 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available on request. Certain information reflects financial results for a single fund share.

-----------------------------------------------------------------------------------------------------------------------------
                                                                               Class A Shares
                                                   --------------------------------------------------------------------------
                                                                           Year Ended October 31,
Per Share Operating Performance:                   1998                             1997                           1996(a)
Net asset value, beginning of period               $8.79                            $7.09                           $6.50
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                               .057                             .093                            .028
-----------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
-----------------------------------------------------------------------------------------------------------------------------
  gain on investments                                .928                            1.781                            .589
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     .985                            1.874                            .617
-----------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income               (.035)                           (.099)                          (.027)
-----------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain               (.590)                           (.075)                           --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.15                            $8.79                           $7.09
-----------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                    11.97%                           26.78%                          12.10%(d)
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------------------
 Expenses                                           1.22%                            1.29%                           0.39%(d)
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                              0.88%                            1.15%                           0.40%(d)
-----------------------------------------------------------------------------------------------------------------------------

                                            Class B Shares                                Class C Shares
                                        -------------------------------------------------------------------------------------
                                        Year Ended October 31,                        Year Ended October 31,
                                        ----------------------      ---------------------------------------------------------
Per Share Operating Performance:        1998         1997(a)        1998         1997        1996         1995       1994(a)
Net asset value, beginning of period    $8.80         $8.20         $8.80        $7.09       $6.04        $5.07      $5.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                     --(c)         --(c)        .011         .032        .0949        .12        .089
-----------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
-----------------------------------------------------------------------------------------------------------------------------
  gain on securities                      .92           .60           .889        1.790       1.0986        .97        .041
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations          .92           .60           .900        1.822       1.1935       1.09        .130
-----------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income      --            --            --         (.037)      (.1035)      (.12)      (.06)
-----------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain    (.590)          --          (.590)       (.075)      (.04)          --         --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $9.13         $8.80         $9.11        $8.80       $7.09        $6.04      $5.07
-----------------------------------------------------------------------------------------------------------------------------
Total Return(b)                         11.17%         7.19%(d)     10.94%       26.24%      20.02%       21.83%      2.62%(d)
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
-----------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver              1.98%         0.86%(d)      1.98%        2.05%       1.55%        1.16%      0.61%(d)
-----------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver              1.98%         0.86%(d)      1.98%        2.05%       2.01%        1.91%      1.94%(d)
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                   0.09%         0.01%(d)      0.12%        0.39%       1.36%        2.06%      2.03%(d)
-----------------------------------------------------------------------------------------------------------------------------

                                                                     Year Ended October 31,
                                     ---------------------------------------------------------------------------------------
Supplemental Data For All Classes:     1998              1997                  1996                  1995              1994
Net assets, end of period (000)      $165,904          $142,992              $113,962               $32,770           $9,160
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                 45.83%            36.37%                23.84%                23.17%           31.95%
----------------------------------------------------------------------------------------------------------------------------

(a) From commencement of operations for each class of shares: July 15, 1996 (class A); June 5, 1997 (class B); and January 3, 1994 (class C).

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)   Amount less that $0.01.

(d)   Not annualized.

      See Notes to Financial Statements.


20 Financial Information

                                                            Growth & Income Fund

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in class C shares to the same investment in the S&P 500(R) Index, assuming reinvestment of all dividends and distributions.

                            [PLOT POINTS TO FOLLOW]

================================================================================
                Average Annual Total Return at Maximum Applicable
              Sales Charge for the Periods Ending October 31, 1998

                      1 Year                      10 Years (or Life)
--------------------------------------------------------------------------------
Class A(3)             5.50%                           19.32%
--------------------------------------------------------------------------------
Class B(3)             6.72%                            9.75%
--------------------------------------------------------------------------------
Class C(4)            10.94%                           16.63%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) This shows total return applicable to class C shares, with all dividends and distributions reinvested for the periods shown ending October 31, 1998, using the SEC-required uniform method to compute such return.

(2) Performance for the unmanaged S&P 500(R) Index does not reflect transaction costs, management fees or sales charges. Performance for this index begins on 12/31/93.

(3) The class A and B shares were first offered on 7/15/96 and 6/5/97, respectively. For class B shares, performance reflects the deduction of a CDSC of 4% (for 1 year) and 3% (life of class).

(4) The class C shares were first offered on 1/3/94. Performance is at net asset value.


                                                        Financial Information 21

                                                              International Fund

FINANCIAL HIGHLIGHTS

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audits of the fund's financial statements. Financial statements for the fiscal year ended October 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

--------------------------------------------------------------------------------------------------------------------
                                                                         Class A Shares
--------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended October 31,
                                          --------------------------------------------------------------------------
Per Share Operating Performance:                            1998                                 1997(a)
Net asset value, beginning of period                      $10.86                                 $9.42
--------------------------------------------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------------------------------------------
 Net investment income                                       .11(d)                                .07
--------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
--------------------------------------------------------------------------------------------------------------------
  gain on investments and foreign
--------------------------------------------------------------------------------------------------------------------
  currency holdings                                         1.45                                  1.37
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                            1.56                                  1.44
--------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income                       (.03)                                   --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $12.39                                $10.86
--------------------------------------------------------------------------------------------------------------------
Total Return(b)                                            14.36%                                15.21%(c)
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
--------------------------------------------------------------------------------------------------------------------
 Expenses                                                   1.31%                                 1.23%(c)
--------------------------------------------------------------------------------------------------------------------
 Net investment income                                      0.80%                                 0.41%(c)
--------------------------------------------------------------------------------------------------------------------

                                                Class B Shares                              Class C Shares
                                       -----------------------------------------------------------------------------
                                            Year Ended October 31,                      Year Ended October 31,
                                       ---------------------------------        ------------------------------------
Per Share Operating Performance:          1998                 1997(a)              1998                 1997(a)
Net asset value, beginning of period     $10.83               $10.26                $10.83               $10.26
--------------------------------------------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)               .02(d)              (.03)                  .02(d)              (.03)
--------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
--------------------------------------------------------------------------------------------------------------------
  gain on investments and foreign
--------------------------------------------------------------------------------------------------------------------
  currency holdings                        1.43                  .60                  1.43                  .60
--------------------------------------------------------------------------------------------------------------------
Total from investment operations           1.45                  .57                  1.45                  .57
--------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income        --                   --                    --                   --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.28               $10.83                $12.28               $10.83
--------------------------------------------------------------------------------------------------------------------
Total Return(b)                           13.39%                5.56%(c)             13.39%                5.56%(c)
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
--------------------------------------------------------------------------------------------------------------------
 Expenses                                  2.03%                0.87%(c)              2.05%                0.87%(c)
--------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)              0.18%               (0.46)%(c)             0.12%               (0.46)%(c)
--------------------------------------------------------------------------------------------------------------------

                                                                     Year Ended October 31,
                                        ----------------------------------------------------------------------------
Supplemental Data For All Classes:                         1998                                  1997
Net assets, end of period (000)                          $153,033                               $37,334
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     20.52%                                29.72%
--------------------------------------------------------------------------------------------------------------------

(a) From commencement of operations for each class of shares: December 13,1996 (class A), June 2, 1997 (Class B), and June 2, 1997 (class C).

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)   Not annualized.

(d)   Calculated using average shares outstanding during the period.

      See Notes to Financial Statements.


22 Financial Information

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in MSCI EAFE Index, assuming reinvestment of all dividends and distributions.

                             [PLOT POINTS TO COME]

            Fund's Average Annual Total Return at Maximum Applicable
              Sales Charge for the Periods Ending October 31, 1998

                      1 Year                      10 Years (or Life)
--------------------------------------------------------------------------------
Class A(2)             7.90%                           12.19%
--------------------------------------------------------------------------------
Class B(4)             8.85%                           10.32%
--------------------------------------------------------------------------------
Class C(5)            13.39%                           13.55%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1)   Reflects the deduction of the maximum initial sales charge of 5.75%.

(2) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 1998, using the SEC-required uniform method to compute such return.

(3) Performance for the unmanaged MSCI EAFE Index does not reflect transaction costs, management fees or sales charges. Performance for this index begins on 12/31/96.

(4) The class B shares were first offered on 6/2/97. Performance reflects the deduction of a CDSC of 4% (for 1 year) and 3% (life of the class).

(5) The class C shares were first offered on 6/2/97. Performance is at net asset value.


                                                        Financial Information 23

                                                       World Bond-Debenture Fund

FINANCIAL HIGHLIGHTS

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audits of the fund's financial statements. Financial statements for the fiscal year ended October 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

-----------------------------------------------------------------------------------------------------------------------------
                                       Class A Shares                     Class B Shares                       Class C Shares
                                     ----------------------------------------------------------------------------------------
                                                                      Year Ended October 31,
Per Share Operating Performance:           1998(a)                           1998(a)                              1998(a)
Net asset value, beginning of period      $10.00                              $10.00                               $10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                       .511                                .406                                 .395
-----------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
-----------------------------------------------------------------------------------------------------------------------------
  loss on investments and foreign
-----------------------------------------------------------------------------------------------------------------------------
  currency holdings                         (.425)                              (.372)                               (.361)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .086                                .034                                 .034
-----------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income       (.426)                              (.384)                               (.384)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $9.66                               $9.65                                $9.65
-----------------------------------------------------------------------------------------------------------------------------
Total Return(b)(c)                          0.75%                               0.24%                                0.24%
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:(c)
-----------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver                 0.55%                               1.28%                                1.28%
-----------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver                 1.20%                               1.93%                                1.93%
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                      7.08%                               6.67%                                6.62%
-----------------------------------------------------------------------------------------------------------------------------

                                                                     Year Ended October 31,
                                     ----------------------------------------------------------------------------------------
Supplemental Data For All Classes:                                           1998(a)
Net assets, end of period (000)                                              $10,134
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                      159.14%
-----------------------------------------------------------------------------------------------------------------------------

(a) From commencement of operations for each class of shares: December 18, 1997 (class A), December 19, 1997 (class B), and December 19, 1997 (class
      C).

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)   Not annualized.

      See Notes to Financial Statements.


24 Financial Information

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in the JP Morgan Emerging Market Index, and the JP Morgan Global Gov't Bond Index and the Merrill Lynch HY Master Index, assuming reinvestment of all dividends and distributions.

                             [PLOT POINTS TO COME]

                Average Annual Total Return at Maximum Applicable
              Sales Charge for the Periods Ending October 31, 1998

                              10 Years (or Life)
--------------------------------------------------------------------------------
 Class A(2)                        (4.00)%
--------------------------------------------------------------------------------
 Class B(4)                        (4.77)%
--------------------------------------------------------------------------------
 Class C(5)                        (0.76)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1)   Reflects the deduction of the maximum initial sales charge of 4.75%.

(2) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 1998, using the SEC-required uniform method to compute such return.

(3) Performance for the unmanaged the JP Morgan Emerging Market Index, the JP Morgan Global Gov't Bond Index, and the Merrill Lynch HY Master Index do not reflect transaction costs, management fees or sales charges. These three indices chosen to compare to the fund's performance have elements of three categories: high-yield corporate debt, equity-related securities and high-grade debt. Since there is no one index combining all three in the same annual blend as the fund's portfolio, these three separate indices may not be a valid comparison for the fund. Performance for the 3 indices begins on 12/31/97.

(4) The class B shares were first offered on 12/18/97. For class B shares, performance reflects the deduction of a CDSC of 4% (for 1 year) and 3% (life of class).

(5) The class C shares were first offered on 12/18/97. Performance is at net asset value.


                                                      Financial Information 25

COMPENSATION FOR YOUR DEALER - Growth & Income Fund / International Fund

------------------------------------------------------------------------------------------------------------------------------
                                                    FIRST YEAR COMPENSATION

                                   Front-end
                                   sales charge           Dealer's
                                   paid by investors      concession             Service fee(1)          Total compensation(2)
Class A investments                (% of offering price)  (% of offering price)  (% of net investment)   (% of offering price)
------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                        5.75%                   5.00%                 0.25%                     5.24%
------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                        4.75%                   4.00%                 0.25%                     4.24%
------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                      3.75%                   3.25%                 0.25%                     3.49%
------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                      2.75%                   2.25%                 0.25%                     2.49%
------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                      2.00%                   1.75%                 0.25%                     2.00%
------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement
Plan - 100 or more eligible employees(3)
or Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------
First $5 million                 no front-end sales charge       1.00%                 0.25%                     1.25%
------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that       no front-end sales charge       0.55%                 0.25%                     0.80%
------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that      no front-end sales charge       0.50%                 0.25%                     0.75%
------------------------------------------------------------------------------------------------------------------------------
Over $50 million                 no front-end sales charge       0.25%                 0.25%                     0.50%
------------------------------------------------------------------------------------------------------------------------------
Class B investments                                               Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       3.75%                 0.25%                     4.00%
------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%                     1.00%
------------------------------------------------------------------------------------------------------------------------------
Class P investments                                               Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%                     0.45%
------------------------------------------------------------------------------------------------------------------------------
                                             ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                     0.25%
------------------------------------------------------------------------------------------------------------------------------
Class B investments                                               Percentage of average net assets(4)
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                     0.25%
------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%                     1.00%
------------------------------------------------------------------------------------------------------------------------------
Class P investments
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%                     0.45%
------------------------------------------------------------------------------------------------------------------------------

(1) The service fee for class A and P shares is paid quarterly. The first year's service fee on class B and C shares is paid at the time of sale.

(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.

(4) With respect to class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.


26 Financial Information

COMPENSATION FOR YOUR DEALER - World Bond-Debenture Fund

------------------------------------------------------------------------------------------------------------------------------
                                                    FIRST YEAR COMPENSATION

                                   Front-end
                                   sales charge           Dealer's
                                   paid by investors      concession             Service fee(1)          Total compensation(2)
Class A investments                (% of offering price)  (% of offering price)  (% of net investment)   (% of offering price)
------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                        4.75%                   4.00%                 0.25%                     4.24%
------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                        4.75%                   4.25%                 0.25%                     4.49%
------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                      3.75%                   3.25%                 0.25%                     3.49%
------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                      2.75%                   2.50%                 0.25%                     2.74%
------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                      2.00%                   1.75%                 0.25%                     2.00%
------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement
Plan - 100 or more eligible employees(3)
or Special Retirement Wrap Program(3)

First $5 million                 no front-end sales charge       1.00%                 0.25%                     1.25%
------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that       no front-end sales charge       0.55%                 0.25%                     0.80%
------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that      no front-end sales charge       0.50%                 0.25%                     0.75%
------------------------------------------------------------------------------------------------------------------------------
Over $50 million                 no front-end sales charge       0.25%                 0.25%                     0.50%
------------------------------------------------------------------------------------------------------------------------------
Class B investments                                               Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       3.75%                 0.25%                     4.00%
------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%                     1.00%
------------------------------------------------------------------------------------------------------------------------------
Class P investments                                               Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%                     0.45%
------------------------------------------------------------------------------------------------------------------------------
                                             ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                     0.25%
------------------------------------------------------------------------------------------------------------------------------
Class B investments                                               Percentage of average net assets(4)
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                     0.25%
------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.65%                 0.25%                     0.90%
------------------------------------------------------------------------------------------------------------------------------
Class P investments
------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%                     0.45%
------------------------------------------------------------------------------------------------------------------------------

(1) The service fee for class A and P shares is paid quarterly. The first year's service fee on class B and C shares is paid at the time of sale.

(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.

(4) With respect to class B, C and P shares, 0.25%, 0.90% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.

                                                      Financial Information 27

                       THIS PAGE INTENTIONALLY LEFT BLANK

      More information on these funds is available free upon request, including:

ANNUAL/SEMI-ANNUAL REPORT

      Describes the funds, lists portfolio holdings and contains a letter from the funds' manager discussing recent market conditions and the funds' investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

      Provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

      Growth & Income Fund
      International Fund
      World Bond-Debenture Fund

      The General Motors Building
      767 Fifth Avenue
      New York, NY 10153-0203
      ---------------------------
      SEC file number: 811-7358

To obtain information:

By telephone. Call the funds at:
800-426-1130

By mail.  Write to:
The Lord Abbett Family of Funds
767 Fifth Avenue
New York, NY 10153-0203

Via the Internet. Text only versions of fund documents can be viewed online or downloaded from:

Lord, Abbett & Co.
http://www.lordabbett.com

SEC
http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

LST-1-399
(3/99)

Lord
Abbett        Alpha Fund

Prospectus
     March 1, 1999

[LOGO](R) LORD, ABBETT & CO.
          Investment Management
A Tradition of Performance Through Disciplined Investing

As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged this fund for its investment merit. It is a criminal offense to state otherwise.

Class P shares of the fund are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

                               Table of Contents

                                                                           Page
                                The Fund

              What you should know          Goal/Approach                     2
                    about the fund          Main Risks                        2
                                            Past Performance                  3
                                            Fees and Expenses                 3

                               Your Investment

          Information for managing          Purchases                         5
                 your fund account          Opening Your Account              7
                                            Redemptions                       7
                                            Distributions and Taxes           8
                                            Services For Fund Investors       8
                                            Sales Charges and Service Fees    9
                                            Management                        10

                                For More Information

                 How to learn more          Other Investment Techniques       11
                    about the fund          Glossary of Shaded Terms          13
                                            Recent Performance                14

                          Financial Information

                                            Financial Highlights              15
                                            Compensation For Your Dealer      17

         How to learn more about the        Back Cover
    fund and other Lord Abbett funds

                                    The Fund

GOAL / APPROACH

      The Alpha Fund seeks long-term capital appreciation. To pursue its objective, the fund invests in a portfolio of three underlying funds managed by Lord Abbett.

Developing Growth Fund

o Looks for small companies with exciting prospects, strong management and above-average, long-term growth potential

o     Bottom-up stock selection focuses on fundamentals, not events

International Fund

o Fundamental research seeks to identify the strongest and/or best positioned companies ("Best of Breed") within their industries

o Portfolio typically focuses on 40-60 of the "Best of Breed" companies, many of which are small

Small-Cap Value Fund

o Looks for companies that are not closely followed, or may currently be out of favor within the broader investment community

o     Bottom-up stock selection focuses on fundamentals, not events

      All three underlying funds seek their objectives by investing primarily in companies which are small-sized, based on the value of their outstanding stock. The fund decides in which of the underlying funds and in what amounts it will invest at any particular time. The fund can change the amounts invested in any or all underlying funds at any time. As of this prospectus, approximately 40% of the fund's assets were in Developing Growth Fund, 30% in Inter-national Fund, and 30% in Small-Cap Value Fund. Each underlying fund may take a temporary defensive position by investing some of its assets in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the fund from realizing its investment objective.

MAIN RISKS

      Small-Capitalization Stocks. As a result of investing primarily in stocks of small-sized companies, the fund will experience periods when stock prices generally rise or decline. This means that your fund investment will fluctuate in value and you could lose money. While small companies offer significant appreciation potential, they generally carry more risk than larger companies. Small companies may be more limited as to product lines, markets and financial resources. This may make them more susceptible to business setbacks or economic downturns. Small companies tend to be more volatile in price and normally have fewer shares outstanding which trade less frequently than large companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. In many instances, the securities of smaller companies are traded over the counter.

      Foreign Securities. Each of the underlying funds may invest in securities that trade in foreign countries, and the International Fund expects that a substantial portion of its assets will be so invested. These stocks are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. This may affect the ability of the underlying funds to trade with maximum efficiencies. Foreign portfolio securities may be traded on days when an underlying fund does not value them. Thus, share values could be affected on days an investor cannot buy or redeem fund shares. Other risks include less information on public companies, banks and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; nondeductable withholding taxes and different accounting and settlement practices.

      An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

We or the fund refers to the Lord Abbett Alpha Fund ("Alpha Fund"), acting as a fund of funds by investing in the underlying funds. The fund is a portfolio of Lord Abbett Securities Trust (the "company"). The fund operates under the supervision of its Board with the advice of Lord, Abbett & Co.("Lord Abbett"), its investment manager.

About each fund. The fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goals, although as with all funds, it cannot guarantee results.

Underlying funds currently consist of:

o     Lord Abbett Developing Growth Fund ("Developing Growth Fund")

o Lord Abbett Securities Trust - International Fund ("International Fund") and

o     Lord Abbett Research Fund - Small-Cap Value Fund ("Small-Cap Value Fund")

Best of Breed refers to certain companies, primarily foreign, that the portfolio manager thinks are candidates for the best in their industries.

Fund's Volatility and Balance. The fund's long-term volatility is expected to approximate that of the unmanaged Salomon Extended Market Index. Over time, the fund intends to approximate the index's balance between foreign and domestic securities by varying its investments in the underlying funds, subject to the fund's cash flow and desire to avoid excessive capital gains distributions. Past performance and volatility of the index do not indicate future results for the index or the fund. The fund may not achieve this level of volatility, balance, or its objective.

You should read this entire prospectus, including "Other Investment Techniques," which concisely des-cribes the other investment strategies and their risks used by the fund.


2 The Fund

                                   Alpha Fund

                                                        Symbols: CLASS A - ALFAX
                                                                 CLASS B - ALFBX
                                                                 CLASS C - ALFCX

PAST PERFORMANCE

      The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.

     [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

1998      5.9%

    Best Quarter 17.97%                             Worst Quarter 21.24%

--------------------------------------------------------------------------------
The table below shows a comparison of the fund's class A, B and C average annual total return to that of the Salomon Brothers Extended Market Index ("Salomon Brothers EMI Index"). Fund returns assume reinvestment of dividends and distributions and payment of the maximum applicable front-end or deferred sales charge. All periods end on December 31, 1998.

Class                                         1 Year              Inception(i)

A                                             (0.10)%                0.69%
--------------------------------------------------------------------------------
B                                              1.14%                 1.95%
--------------------------------------------------------------------------------
C                                              5.36%                 6.16%
--------------------------------------------------------------------------------
Salomon Brothers EMI Index(ii)                 5.92%                 5.92%(iii)
--------------------------------------------------------------------------------

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
                                         Class A   Class B      Class C  Class P

Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                5.75%    none         none      none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
 (See "Purchases")                        none     5.00%(2)(5)  1.00%(3)  none
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(Expenses deducted from fund assets) (as a % of average net assets)(1)
--------------------------------------------------------------------------------
Management Fees (See "Management")        0.50%    0.50%         0.50%     0.50%
--------------------------------------------------------------------------------
Distribution and Service (12b-1 Fees)(4)  0.35%    1.00%         1.00%     0.45%
--------------------------------------------------------------------------------
Other Expenses (See "Management")         0.00%    0.00%         0.00%     0.00%
--------------------------------------------------------------------------------
Total Operating Expenses                  0.85%    1.50%         1.50%     0.95%
--------------------------------------------------------------------------------

Past performance is not a prediction of future results.

--------------------------------------------------------------------------------
(i)   The date of inception for all classes is 12/29/97.

(ii) Performance for the unmanaged Salomon Brothers EMI Index does not reflect transaction costs or management fees.

(iii) Represents total return for the period 12/31/97 - 12/31/98, to correspond with the inception date for each class.

Management fees are payable to Lord Abbett for the fund's investment management. Although not obligated to do so, Lord Abbett may waive all or a portion of its management fee. Lord Abbett is currently waiving the management fee for the Alpha Fund. Total operating expenses with the fee waiver are 0.35% (class A shares), 1.00% (class B and C shares), and .45% (class P shares).

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as transfer agency, legal and share registration fees.

--------------------------------------------------------------------------------
(1) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(2) 5.00% if shares are redeemed before first anniversary of purchase, declining to 1.00% before sixth anniversary and eliminated on and after sixth anniversary.

(3)   1.00% if shares are redeemed before first anniversary of purchase.

(4) Because 12b-1 distribution fees (up to: 0.10%- class A; 0.75%- classes B and C; and 0.25%- class P) are paid out on an on-going basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equal up to 0.25%, except 0.20%- class P.

(5) Class B shares will convert to class A shares on the eighth anniversary of your original purchase.


                                                                    The Fund 3

      While each class of shares of the Alpha Fund is expected to operate with the direct total operating expenses shown under "Fees and Expenses," shareholders in the Alpha Fund bear indirectly the Class Y share expenses of the underlying funds in which the Alpha Fund invests exclusively. The following chart provides the expense ratio for each of the underlying fund's class Y shares, as well as the percentage of the Alpha Fund's net assets invested in each underlying fund on October 31, 1998:

                                      Underlying Funds'      % of Alpha Fund
                                       expense ratios          net assets

Lord Abbett Developing Growth Fund          .70%                    30%
--------------------------------------------------------------------------------
Lord Abbett Small-Cap Value Fund           1.05%                    30%
--------------------------------------------------------------------------------
Lord Abbett International Fund             1.01%                    40%
--------------------------------------------------------------------------------
                                                                   100%
                                                             ===================

      Based on these figures, the weighted average class Y share expense ratio for the underlying funds in which Alpha Fund invests is 0.93% (the "underlying expense ratio"). This figure is only an approximation of the Alpha Fund's underlying expense ratio, since its assets invested in each of the underlying funds changes daily.

--------------------------------------------------------------------------------
Expense Example
--------------------------------------------------------------------------------

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

Share class          1 Year         3 Years          5 Years         10 Years

Class A shares        $657             $830            $1,019          $1,566
--------------------------------------------------------------------------------
Class B shares(5)     $652             $774            $1,018          $1,617
--------------------------------------------------------------------------------
Class C shares        $252             $474            $818            $1,793
--------------------------------------------------------------------------------
Class P shares        $97              $302            $526            $1,169
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares        $657             $830            $1,019          $1,566
--------------------------------------------------------------------------------
Class B shares(5)     $152             $474            $818            $1,617
--------------------------------------------------------------------------------
Class C shares        $152             $474            $818            $1,793
--------------------------------------------------------------------------------
Class P shares        $97              $302            $526            $1,169
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

See Footnote (5) On Prior Page.


4 The Fund

                                Your Investment

PURCHASES

      This prospectus offers four classes of shares: classes A, B, C and P (call 800-521-5129 to find out if P shares are available in your state). Although a fund may have more than one class of shares, these different classes of shares represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered. The offering price is based on the Net Asset Value ("NAV") per share next determined after we receive your purchase order submitted in proper form. A front-end sales charge is added to the NAV, in the case of the class A shares. There is no front-end sales charge, although there is a Contingent Deferred Sales Charge in the case of the class B and class C shares, as described below.

      You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for class B shares of $500,000 or more, or a purchase order for class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

      For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

      We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

--------------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares
--------------------------------------------------------------------------------
                                                                 To Compute
                        As a % of            As a % of          OfferingPrice
Your Investment      Offering Price       Your Investment       Divide NAV by
================================================================================
Less than $50,000        5.75%                 6.10%                .9425
--------------------------------------------------------------------------------
$50,000 to $99,999       4.75%                 4.99%                .9525
--------------------------------------------------------------------------------
$100,000 to $249,999     3.75%                 3.90%                .9625
--------------------------------------------------------------------------------
$250,000 to $499,999     2.75%                 2.83%                .9725
--------------------------------------------------------------------------------
$500,000 to $999,999     2.00%                 2.04%                .9800
--------------------------------------------------------------------------------
$1,000,000 and over      No Sales Charge                           1.0000
--------------------------------------------------------------------------------

      Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following:

      o Rights of Accumulation -- A Purchaser can apply the value (at public offering price) of the shares already owned to a new purchase of class A shares of any Eligible Fund in order to reduce the sales charge.

      o Statement of Intention -- A Purchaser of class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A statement of intention can be backdated 90 days. Current holdings under rights of accumulation can be included in a statement of intention.

      For more information on eligibility for these privileges, read the applicable sections in the attached application.

NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"). The fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives your order. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.

Share classes

Class A

o     normally offered with a front-end sales charge

Class B

o no front-end sales charge, how-ever, a contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase

o     higher annual expenses than class A shares

o     automatically convert to class A shares after eight years

Class C

o     no front-end sales charge

o     higher annual expenses than class A shares

o a contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase

Class P

o available to certain pension or retirement plans and pursuant to a Mutual Fund Advisory Program


                                                             Your Investment 5

      Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following:

      o     purchases of $1 million or more *

      o     purchases by Retirement Plans with at least 100 eligible employees *

      o     purchases under a Special Retirement Wrap Program *

      o purchases made with dividends and distributions on class A shares of another Eligible Fund

      o purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for class A shares

      o purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

      o     purchases under a Mutual Fund Advisory Program

      o purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

      See the Statement of Additional Information for a listing of other categories of purchasers who qualify for class A share purchases without a front-end sales charge.

      Class A Share CDSC. If you buy class A shares under one of the starred (?) categories listed above and you redeem any of them within 24 months after the month in which you initially purchased them, the fund normally will collect a CDSC of 1%.

      The class A share CDSC generally will be waived for the following:

      o benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

      o redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program

      Class B Share CDSC. The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

--------------------------------------------------------------------------------
Contingent Deferred Sales Charge - Class B Shares
--------------------------------------------------------------------------------

Anniversary(1) of                          Contingent Deferred Sales Charge
the day on which the                       on redemption (as % of amount
purchase order was accepted                subject to charge)

On                          Before
--------------------------------------------------------------------------------
                            1st                         5.0%
--------------------------------------------------------------------------------
1st                         2nd                         4.0%
--------------------------------------------------------------------------------
2nd                         3rd                         3.0%
--------------------------------------------------------------------------------
3rd                         4th                         3.0%
--------------------------------------------------------------------------------
4th                         5th                         2.0%
--------------------------------------------------------------------------------
5th                         6th                         1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                  None
--------------------------------------------------------------------------------

(1) Anniversary is the 365th day subsequent to a purchase or a prior anniversary.

(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.

      The class B share CDSC generally will be waived under any one of the following:

      o benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

* These categories may be subject to a Contingent Deferred Sales Charge
("CDSC").

CDSC regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, which-ever is lower. In addition, repayment of loans under Retirement Plans and 403(b) plans will constitute new sales for purposes of assessing the CDSC.

To determine if a CDSC applies to a redemption, the fund redeems shares in the following order:

1.    shares acquired by reinvestment of dividends and capital gains

2. shares held for six years or more (class B) or two years or more after the month of purchase (class A) or one year or more (class C)

3. shares held the longest before the sixth anniversary of their purchase (class B) or before the second anniversary after the month of purchase (class A) or before the first anniversary of their purchase (class C)

Retirement Plans include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the fund to work with investment professionals that buy and/or sell shares of the fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

Benefit Payment Documentation. (Class A only)

o     under $50,000 - no documentation necessary

o over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening Your Account."


6 Your Investment

      o Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

      o     death of the shareholder (natural person)

      o redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

      See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information on CDSCs with respect to class B shares.

      Class C Share CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the first anniversary of your original purchase.

      Class P Shares. Class P shares have lower annual expenses than class B and class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Advisory Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue
      Code) which engage an investment professional providing or participating in an agreement to provide, certain recordkeeping, administrative and/or sub-transfer agency services to the fund on behalf of the class P shareholders.

OPENING YOUR ACCOUNT

     MINIMUM INITIAL INVESTMENT

      o     Regular account                                      $1,000

      o     Individual Retirement Accounts and
            403(b) Plans under the Internal Revenue Code           $250

      o     Uniform Gift to Minor Account                          $250

      For Retirement Plans and Mutual Fund Advisory Programs, no minimum investment is required, regardless of share class.

      You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to assure your order will be accepted.

      Alpha Fund
      P.O. Box 419100
      Kansas City, MO 64141

      Proper Form. An order submitted directly to the fund must contain: (1) a completed application, and (2) payment by check. For more information regarding proper form of a purchase order, call the fund at 800-821-5129. Payment must be credited in U.S. dollars to our custodian bank's account.

      By Exchange. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

      By Broker. Call your investment professional for directions on how to redeem your shares.

      By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

      By Mail. Submit a written redemption request indicating, the name(s) in which the

Important Information. You may be subject to a $50 penalty under the Internal Revenue Code if you do not provide a correct taxpayer identification number (Social Security Number for individuals) or make certain required certifications. In addition, we may be required to withhold from your account and pay to the U.S. Treasury 31% of any redemption proceeds and any dividend or distribution from your account.


                                                               Your Investment 7
      account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

      Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

      Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Redemption requests for shares initially purchased by check will not be honored for up to 15 days, unless we are assured that the check has cleared earlier.

      To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC."

DISTRIBUTIONS AND TAXES

      The fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. The fund expects to pay such income dividends to shareholders annually. If a capital gain distribution is declared, it will be paid annually. Your distributions will be reinvested in your fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

      The tax status of distributions is the same for all shareholders regardless of how long they have been in the fund and whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

--------------------------------------------------------------------------------
Federal Taxability Of Distributions

Type of               Tax rate for taxpayer       Tax rate for taxpayer subject
distribution          subject to 15% bracket      to 28% bracket or above
--------------------------------------------------------------------------------
Income                                            Ordinary
dividends             15%                         income rate
--------------------------------------------------------------------------------
Short-term                                        Ordinary
capital gains         15%                         income rate
--------------------------------------------------------------------------------
Long-term
capital gains         10%                         20%
--------------------------------------------------------------------------------

      Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

      Annual Information - Information concerning the tax treatment of dividends and other distributions will be mailed to shareholders each year. Each fund will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains paid by that fund. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 800-821-5129.

Eligible Guarantor is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

Taxes on Transactions. The chart at left also can provide a "rule of thumb" guide for your potential U.S. federal income tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.


8 Your Investment

--------------------------------------------------------------------------------
For investing

   Invest-A-Matic    You can make fixed, periodic investments ($50 minimum)
   (Dollar-cost      into your fund account by means of automatic money
   averaging)        transfers from your bank checking account. See the
                     attached application for instructions.

   Div-Move You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund. ($50 minimum)

For selling shares

   Systematic        You can make regular withdrawals from most Lord Abbett
   Withdrawal        funds. Automatic cash withdrawals can be paid to you from
   Plan ("SWP")      your account in fixed or variable amounts. To establish a
                     plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum. Your shares must be in non-certificate form.

   Class B shares    The CDSC will be waived on redemptions of up to 12% of
                     the current net asset value of your account at the time of your SWP request. For class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the fund for assistance in minimizing the CDSC in this situation.

   Class B and       Redemption proceeds due to a SWP for class B and class C
   C shares          shares will be redeemed in the order described under
                     "Contingent Deferred Sales Charges" under "Purchases."
--------------------------------------------------------------------------------

OTHER SERVICES

      Telephone Investing. After we have received the attached application (selecting "yes" under Section 7C and completing Section 7), you can instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares when it receives the money from your bank.

      Telephone Exchanges. You or your investment professional, with proper identification, can instruct your fund by telephone to exchange shares of any class for shares of the same class of any Eligible Fund by calling 800-821-5129. The fund must receive instructions for the exchange before the close of the NYSE on the day of your call. If you meet this requirement, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

      Reinvestment Privilege. If you sell shares of the fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

      Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

      Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

      Account Changes. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

      Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

SALES CHARGES AND SERVICE FEES

      Sales and Service Compensation. As part of its plan for distributing shares, each fund and Lord Abbett Distributor pay sales and service compensation to Authorized

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

o     Traditional, Rollover, Roth and Education IRAs

o     Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

o     Defined Contribution Plans

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

Exchanges by telephone should not be used to take advantage of short-term swings in the market. The fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege and may revoke the privilege for all shareholders upon 60 days' written notice.



                                                             Your Investment 9

      Institutions that sell the fund's shares and service its shareholder accounts.

      Sales compensation originates from two sources: sales charges and 12b-1 distribution fees that are paid out of the fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by the fund. The sales charges and 12b-1 fees paid by investors are shown in the class-by-class information under "Fees and Expenses" and "Purchases." The portion of these expenses that is paid as sales and service compensation to Authorized Institutions, such as your dealer, is shown in the chart at the end of this prospectus. The portion of such sales and service compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay sales and service compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation.

      We may pay Additional Concessions to Authorized Institutions from time to time.

      Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the fund's class A and class C shares for activities which are primarily intended to result in the sale of such class A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

      Service Activities. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

MANAGEMENT

      The fund's investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the fund, see the Statement of Additional Information.

      Under the Management Agreement, the fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets at the annual rate of .50 of 1% for allocating the Alpha Fund's assets among the underlying funds. However, because Lord Abbett expects to waive this fee for the current fiscal year of the fund, the effective fee payable of average net assets is expected to be at the annual rate of zero percent.

      Lord Abbett uses a team of portfolio managers and analysts acting together to manage the fund's investments. Robert G. Morris, Partner of Lord Abbett, heads the team, which includes the Senior Managers of three underlying funds: Steven J. McGruder, Developing Growth Fund; Christopher
      J. Taylor, International Fund; Robert P. Fetch, Small-Cap Value Fund. Mr. Morris has been with Lord Abbett for more than five years. Mr McGruder joined Lord Abbett in 1995; prior to then he was a Vice President of Wafra Investment Advisory Group, a private investment company, form 1988-1995. Christopher J. Taylor has been employed by Fuji-Lord Abbett International Ltd., the new sub-adviser of the fund of which Lord Abbett is a minority owner, and its predecessor companies since 1987. Robert P. Fetch, Partner of Lord Abbett, has been with Lord Abbett since 1995; prior to that he was a Managing Director of Prudential Investment Advisors from 1983 to 1995.

12b-1 fees are payable regardless of expenses. The amounts payable by a fund need not be directly related to expenses. If Lord Abbett Distri-butor's actual expenses exceed the fee payable to it, a fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.


10 Your Investment

                              For More Information

OTHER INVESTMENT TECHNIQUES

      This section describes some of the investment techniques that might be used by the funds, and their risks.

      Adjusting Investment Exposure. Each underlying fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. Each underlying fund may use one or more of the following strategies: options and futures contracts, short sales of securities, and rights and warrants. The underlying fund may use these transactions to change the risk and return characteristics of each fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

      Borrowing. Each underlying fund may borrow from banks. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Each fund may borrow only for temporary or emergency purposes, and not in an amount exceeding 331/3% of its total assets.

      Developing Growth Fund. The investment objective of the Developing Growth Fund is long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter. In pursuing Developing Growth Fund's objective, it invests primarily in the common stocks of companies with long-range growth potential, particularly smaller companies that Lord Abbett believes to be in the developing growth phase.

      Lord Abbett views the developing growth phase as a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. Developing Growth Fund focuses on companies which it believes are strongly positioned in this phase. Of course, because the actual growth of a company cannot be foreseen, Lord Abbett may not always be correct in its judgments about which phase a company is in at a particular time.

      Diversification. Each underlying fund is a diversified fund. This means that as to 75% of its total assets, it will not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the underlying fund would hold more than 10% of the outstanding voting securities of the issuer.

      Foreign Currency Hedging Techniques. Both the International Fund and the Small-Cap Value Fund may use Foreign Currency Hedging Techniques.Although these two funds do not normally engage in extensive currency hedging, they may use currency forwards and options to hedge the risk to the portfolio if they expect that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow a fund to lock in a specified exchange rate for a period of time. If the fund's forecast proves to be wrong, such a hedge may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries. The underlying funds generally will not enter into a forward contract with a term greater than one year. Under some circumstances, a fund may commit a substantial portion or the entire value of its portfolio to the


                                                         For More Information 11
      completion of forward contracts. Although such contracts will be used primarily to attempt to protect the fund from adverse currency movements, their use involves the risk Lord Abbett will not accurately predict currency movements, and the fund's return could be reduced.

      High Yield Debt Securities. The Small-Cap Value Fund may invest in high yield debt securities although it will not invest more than 5% of its assets measured at the time of investment in them. High yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment-grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile.

      Illiquid Securities. Each underlying fund may invest up to 15% of its assets in illiquid securities. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the fund would like.

      International Fund. The investment objective of the International Fund is long-term capital appreciation. Current income is incidental to the International Fund's objective and the fund may invest in securities that do not produce any income. The fund may invest in securities of companies domiciled in developed countries and in developing countries, including common and preferred stocks, convertible securities, rights and awards to purchase common stocks. Normally, at least 80% of the total assets of this fund will be invested in equity securities of companies that are domiciled in at least three different countries outside the United States. Although the International Fund invests primarily in equity securities of companies with market capitalization of less than $1 billion, it may also invest in large and middle capitalization securities.

      Portfolio Securities Lending. Each fund may lend securities to broker-dealers and financial institutions, as a means of earning income. This practice could result of a loss or delay in recovering a fund's securities, if the borrower defaults. Each fund will limit its securities loans to 331/3% of its total assets.

      Repurchase Agreements. Both the International Fund and the Small-Cap Value Fund may enter into repurchase agreements. In a repurchase agreement, a fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, the fund could lose money.

      Short-Term Fixed-Income Securities. Each underlying fund is authorized to invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include: obligations of the U.S. government and its agencies and instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

      Small-Cap Value Fund. The Small-Cap Value Fund's investment objective is long-term capital appreciation. This fund invests primarily in equity securities which it believes to be undervalued. In doing so, the Small-Cap Value Fund's usually invests in smaller companies, which may be out of favor with or not closely followed by investors, and sometimes offer substantial appreciation potential. The production of income is of incidental importance, and the fund may buy securities that do not produce any income. Up to 35% of the fund's net assets may be invested in securities that are traded in foreign countries.


12 For More Information

      When-Issued or Delayed Delivery Transactions. Both the International Fund and Small-Cap Value Fund may purchase or sell securities with payment and delivery taking place as much as a month or more later. A fund would do this in effort to buy or sell the securities at an advantageous price and yield. The securities involved are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price. Also, if a fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of that fund's net asset value.

GLOSSARY OF SHADED TERMS

      Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

      In selecting dealers to execute portfolio transactions for a fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

      Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "authorized institutions." Lord Abbett Distributor is an Authorized Institution.

      Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; Lord Abbett Equity Fund; Lord Abbett Series Fund; Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

      Eligible Mandatory Distributions. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

      Legal Capacity. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A.Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

      Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) that has the legal capacity to act on behalf of this corporation,


Guaranteed signature. An acceptable form of guarantee would be as follows:

o     In the case of the estate -

      Robert A. Doe

      Executor of the Estate of
      John W. Doe

      [Date]

      SIGNATURE GUARANTEED
      MEDALLION GUARANTEED
      NAME OF GUARANTOR

      /s/ [ILLEGIBLE]
      -------------------------
           AUTHORIZED SIGNATURE
      (960)           X9003470
      SECURITIES TRANSFER AGENT
      MEDALLION PROGRAM)(TM)
                            SR

o     In the case of the corporation - ABC Corporation

      Mary B. Doe

      By Mary B. Doe, President

      [Date]

      SIGNATURE GUARANTEED
      MEDALLION GUARANTEED
      NAME OF GUARANTOR

      /s/ [ILLEGIBLE]
      -------------------------
           AUTHORIZED SIGNATURE
      (960)           X9003470
      SECURITIES TRANSFER AGENT
      MEDALLION PROGRAM)(TM)
                             SR


                                                         For More Information 13
      because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B.Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor.

      Mutual Fund Advisory Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, or (b) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

      Purchaser. The term "purchaser" includes: (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and
      (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

      Special Retirement Wrap Program. A program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Advisory Program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

RECENT PERFORMANCE

      Concern over economic problems abroad made investors reluctant to take risk, pushing stock prices down in most sectors. Small-cap stocks, which are generally less liquid than mid-cap and large-cap stocks, under performed most other asset classes. The fund declined moderately amid difficult market conditions. More recently, the Federal Reserve Board moved to lower interest rates to restore investor confidence, and small-company stocks have rallied. However, relative to most large-company stocks, small-caps remain meaningfully undervalued. We view this as a unique opportunity to invest in select small companies. Furthermore, we anticipate that continued intervention by the Federal Reserve will create an environment in which small-cap stocks can perform well.

Year 2000 Issues. Each fund could be adversely affected if the computers used by each fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

While year 2000-related computer problems could have a negative effect on the fund, Lord Abbett is working to avoid such problems and has assurances from the fund's service providers that they are taking similar steps. However, because the problem is unprecedented, we don't know whether these efforts will be successful. Accordingly, the fund may be adversely affected.


14 For More Information

                             Financial Information

FINANCIAL HIGHLIGHTS

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended October 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

------------------------------------------------------------------------------------------------------------------------------------
                                         Class A Shares                    Class B Shares                    Class C Shares
                                    ------------------------------------------------------------------------------------------------
                                                                     Period Ended October 31,
Per Share Operating Performance:             1998(b)                          1998(b)                            1998(b)
Net asset value, beginning of period        $13.52                            $13.52                             $13.52
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                          (.03)(d)                          (.11)(d)                           (.11)(d)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  loss on investments and foreign
------------------------------------------------------------------------------------------------------------------------------------
  currency holdings                           (.58)                             (.56)                              (.55)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations              (.61)                             (.67)                              (.66)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $12.91                            $12.85                             $12.86
------------------------------------------------------------------------------------------------------------------------------------
Total Return(c)                              (4.51)%                           (4.96)%                            (4.88)%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:(c)
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver                   0.21%                             0.83%                             (0.82)%
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver                   0.63%                             1.26%                              1.24%
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                (0.18)%                           (0.81)%                            (0.82)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Period Ended October 31,
                                    ------------------------------------------------------------------------------------------------
Supplemental Data For All Classes:                                            1998
Net assets, end of period (000)                                             $106,279
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       0.01%
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return does not reflect the deduction of front-end or contingent deferred sales charges.

(b) From commencement of operations for each class of shares: December 29, 1997.

(c)   Not annualized.

(d) Calculated using average shares outstanding during the period. See Notes to Financial Statements.


                                                        Financial Information 15

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in the Salomon Brothers EMI Index, assuming reinvestment of all dividends and distributions.
--------------------------------------------------------------------------------

                                [GRAPH OMITTED]

--------------------------------------------------------------------------------
               Average Annual Total Return at Maximum Sales Charge
                     for the Periods Ending October 31, 1998

                                       Life
--------------------------------------------------------------------------------

Class A(3)                           (10.00)%
--------------------------------------------------------------------------------
Class B(4)                            (9.71)%
--------------------------------------------------------------------------------
Class C(5)                            (5.83)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1)   Reflects the deduction of the maximum initial sales charge of 5.75%.

(2) Performance for the unmanaged Salomon Brothers EMI Index does not reflect transaction costs, management fees or sales charges. Performance for this index begins on 12/31/97.

(3) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 1998 using the SEC-required uniform method to compute such return.

(4) The class B shares were first offered on 12/29/97. Performance reflects the deduction of a CDSC of 4% (for 1 year) and 3% (for life of the class).

(5) The class C shares were first offered on 12/29/97. Performance is at net asset value.


16 Financial Information

COMPENSATION FOR YOUR DEALER

------------------------------------------------------------------------------------------------------------------------------------
                                                                 FIRST YEAR COMPENSATION
                                     Front-end
                                     sales charge           Dealer's
                                     paid by investors      concession             Service fee(1)        Total compensation(2)
Class A investments                  (% of offering price)  (% of offering price)  (% of net investment) (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                        5.75%                   5.00%                 0.25%                  5.24%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                        4.75%                   4.00%                 0.25%                  4.24%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                      3.75%                   3.25%                 0.25%                  3.49%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                      2.75%                   2.25%                 0.25%                  2.49%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                      2.00%                   1.75%                 0.25%                  2.00%
------------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more eligible employees(3) or
Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million                 no front-end sales charge       1.00%                 0.25%                  1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that       no front-end sales charge       0.55%                 0.25%                  0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that      no front-end sales charge       0.50%                 0.25%                  0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million                 no front-end sales charge       0.25%                 0.25%                  0.50%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments                                               Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       3.75%                 0.25%                  4.00%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%                  1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                               Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%                  0.45%

------------------------------------------------------------------------------------------------------------------------------------
                                             ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments                                               Percentage of average net assets(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%                  1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%                  0.45%
------------------------------------------------------------------------------------------------------------------------------------

(1) The service fee for class A and P shares is paid quarterly. The first year's service fee on class B and C shares is paid at the time of sale.

(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.

(4) With respect to class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.


                                                        Financial Information 17

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      More information on this fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

      Describes the fund, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions and the fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

      Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

      Alpha Fund

      The General Motors Building
      767 Fifth Avenue
      New York, NY 10153-0203
      -----------------------
      SEC file number: 811-7538

To obtain information:

By telephone. Call the fund at: 800-426-1130

By mail. Write to the fund at: The Lord Abbett Family of Funds 767 Fifth Avenue New York, NY 10153-0203

Via the Internet. Text only versions of fund documents can be viewed online or downloaded from:

Lord, Abbett & Co.
http://www.lordabbett.com

SEC
http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

LAALPH-1-399
(3/99)

--------------------------------------------------------------------------------
LORD ABBETT

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Additional Information                                March 1, 1999
--------------------------------------------------------------------------------

                              Growth & Income Fund
                               International Fund
--------------------------------------------------------------------------------
This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement of Additional information relates to, and should be read in conjunction with, the Prospectus dated March 1, 1999.

Lord Abbett Securities Trust (the "Company") was organized as a Delaware business trust on February 26, 1993. The Company has four funds, but only Growth & Income Fund and International Fund, individually ("we" or the "fund"), collectively (the "funds") are described in this Statement of Additional Information. The Growth & Income Fund has four classes of shares (A, B, C, and
P) and International Fund has five classes of shares (A, B, C, P and Y). Only classes A, B, C and P are offered by this Statement of Additional Information. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights.

Rule 18f-2 under the Investment Company Act of 1940, as amended (the "Act") provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares are affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from its separate voting requirements.

Shareholder inquiries should be made directly to the Funds or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

      TABLE OF CONTENTS                                             Page

      1.   Investment Objective and Policies                        2
      2.   Trustees and Officers                                    5
      3.   Investment Advisory and Other Services                   9
      4.   Portfolio Transactions                                   10
      5.   Purchases, Redemptions and Shareholder Services          12
      6.   Past Performance                                         19
      7.   Taxes                                                    20
      8.   Information About the Company                            21
      9.   Financial Statements                                     22

                                       1.
                        Investment Objective and Policies

Fundamental Investment Restrictions.

Both Funds are subject to the following investment restrictions which cannot be changed without approval of a majority of each Fund's outstanding shares. Each Fund may not: (1) borrow money, except that (i) each Fund may borrow from banks (as defined in the Act ) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions.

In addition to the investment restrictions above which cannot be changed without shareholder approval, each Fund also is subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval. Each Fund may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees; (4) invest in the securities of other investment companies (in the case of the International Fund, as long as the Fund is an underlying fund in a fund-of-funds structure) (in the case of the Growth & Income Fund, except as permitted by applicable law); (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of a Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or trustees of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of a Fund's total assets (included within such limitation, but not to exceed 2% of a Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in each Fund's prospectus and statement of additional information, as they may be amended from time to time; or (10) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of each Fund.

INVESTMENT TECHNIQUES

Each Fund intends to utilize, from time to time, one or more of the investment techniques described below, including lending portfolio securities, repurchase agreements, warrants, and covered call options. While some of these techniques involve risk when utilized independently, the Funds intend to use them to reduce risk and volatility in its portfolios.

Lending Portfolio Securities. Each Fund may lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of each Fund's total assets. Each Fund loan of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. From time to time, each Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, each Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Each Fund will comply with the following conditions whenever it loans securities: (i) each Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) each Fund must be able to terminate the loan at any time; (iv) each Fund must receive reasonable compensation for the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) each Fund may pay only reasonable fees in connection with the loan and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trustees must terminate the loan and regain the right to vote the securities.

Repurchase Agreements. Each Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which each Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by each Fund have a total value in excess of the value of the repurchase agreement. Each Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit each Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, each Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of each Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While Fund management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Fund management intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. Fund management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

The Fund will enter into repurchase agreements only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Fund otherwise may invest.

Warrants. Each Fund will not invest more than 5% of its assets in warrants and not more than 2% of such value in warrants not listed on the New York or American Stock Exchanges, except when they form a unit with other securities. As a matter of operating policy, we will not invest more than 5% of our net assets in rights.

Covered Call Options. Each Fund may write covered call options which are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, each Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. Neither Fund intends to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the current Prospectus.

Each Fund's custodian will segregate cash or liquid high-grade debt securities in an amount not less than that required by Securities Exchange Commission ("SEC") Release 10666 with respect to Fund assets committed to written covered call options. If the value of the segregated securities declines, additional cash or debt securities will be added on a daily basis (i.e., marked-to-market) so that the segregated amount will not be less than the amount of each Fund's commitments with respect to such written options.

Other International Fund Investment Policies (which can be changed without shareholder approval)

Financial Futures Contracts. The International Fund may enter into contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which we hold or intend to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities which differ from those specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. The International Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the securities covered by its outstanding futures contracts and securities covered by futures contracts subject to the outstanding options written by it would exceed 50% of its total assets.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases, a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The International Fund will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. At the time it enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Fund's return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities (or securities indices) being hedged depends upon such things as variations in demand for futures contracts and securities underlying the contracts and differences between the liquidity of the markets for such contracts and the securities underlying them. In addition, the market prices of futures contracts may be affected by certain factors not directly related to the underlying securities. At any given time, the availability of futures contracts, and hence their prices, are influenced by credit conditions and margin requirements. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser may not result in a successful hedging transaction.

Options on Financial Futures Contracts. The International Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The International Fund would be required to deposit with our custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by us. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts described above. Generally speaking, a given dollar amount used to purchase an option on a financial futures contract can hedge a much greater value of underlying securities than if that amount were used to directly purchase the same financial futures. Should the event that the International Fund intends to hedge (or protect) against not materialize, however, the option may expire worthless, in which case we would lose the premium paid therefor.

Portfolio Turnover. For the fiscal year ended October 31, 1998, the portfolio turnover rate was 45.83% for the Growth & Income Fund; for the fiscal year ended October 31, 1997, it was 36.37%. For the fiscal year ended October 31, 1998, the portfolio turnover rate was 20.52% for the International Fund; and for the period December 13, 1996 to October 31, 1997 it was 29.72%.

                                       2.
                              Trustees and Officers

The following trustee is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer and/or director or trustee of the twelve other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 53, Chairman and President

The following outside trustees are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Inc.
1271 Avenue of the Americas

New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 57.

William H.T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company. Age 60.

Robert B. Calhoun, Jr.
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of The Clipper Group L.P., both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly, General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J. B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company.  Age 70.

Thomas J. Neff
Spencer Stuart

277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as a Director of Ace, Ltd. (NYSE). Age 61.

The second column of the following table sets forth the compensation accrued for outside trustees. The third and fourth columns set forth information with respect to the equity-based benefits accrued for outside directors/trustees maintained by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors/trustees. No trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a trustee or officer.

                   For the Fiscal Year Ended October 31, 1998

         (1)                    (2)            (3)                  (4)

                                           Pension or            For Year Ended
                                           Retirement Benefits   December 31, 1998
                                           Accrued by the        Total Compensation
                           Aggregate       Company and           Accrued by the Company and
                           Compensation    Twelve Other Lord     Twelve Other Lord
                           Accrued by      Abbett-sponsored      Abbett-sponsored
Name of Director           the Company(1)  Companies(2)          Companies(3)
----------------           -------------   -------------------   ---------------------------
E. Thayer Bigelow          $1,235          $17,068               $57,400
William H.T. Bush*         $356            none                  $27,500
Robert B. Calhoun, Jr.**   $486            none                  $33,500
Stewart S. Dixon           $1,215          $32,190               $56,500
John C. Jansing            $1,199          $45,085(4)            $55,500
C. Alan MacDonald          $1,198          $30,703               $55,000
Hansel B. Millican, Jr.    $1,199          $37,747               $55,500
Thomas J. Neff             $1,220          $19,853               $56,500

*Elected as of  August 13, 1998
**Elected as of June 17, 1998

(1) Outside trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored companies based on the net assets of each fund. A portion of the fees payable by the Company to its outside directors/trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the Company for later distribution to the directors/trustees.

(2) The amounts in Column 3 were accrued by the Lord Abbett-sponsored companies for the 12 months ended October 31, 1998 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election.

(3) This column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored companies during the year ended December 31, 1998. The amounts of the aggregate compensation payable by the Company as of October 31, 1998 deemed invested in Company shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were:
      Mr. Bigelow, $1,671; Mr. Calhoun, $264; Mr. Jansing, $25,597; Mr. MacDonald, $10,642; Mr. Millican, $24,792; and Mr. Neff, $25,874. If the amounts deemed invested in Company shares were added to each director's actual holdings of Company shares as of October 31, 1998, each would own, the following: Mr. Bigelow, 183 shares; Mr. Calhoun, 28 shares; Mr. Dixon, 625 shares; Mr. Jansing, 7,370 shares; Mr. MacDonald, 1,163 shares; Mr. Millican, 2,709 shares; and Mr. Neff, 3,273 shares.

(4) Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors (Trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Company have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Fetch, Hilstad, Morris, McGruder, Towle and Walsh are partners of Lord Abbett; the others are employees:

Executive Vice Presidents

Zane Brown, age 47;

Robert G. Morris, age 54;

Vice Presidents

Paul A. Hilstad, age 56, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.);

Daniel E. Carper, age 47;

Robert P. Fetch, age  46;

Timothy W. Horan, age  44;

Lawrence H. Kaplan, age 43 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.);

Thomas F. Konop, age 56;

Jerald Lanzotti, age 31;

Stephen I. McGruder, age 55;

A. Edward Oberhaus, age 39;

Keith F. O'Connor, age 43;

Fernando Saldanha, age 45;

Christopher J. Towle, age  41;

John J. Walsh, age 62;

and Donna M. McManus, age 38, Treasurer (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Company does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Company's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Company or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Company's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the shares of the Company's outstanding and entitled to vote at the meeting.

As of February 12, 1999, our officers and trustees, as a group, owned more than 1% of one Fund's outstanding shares: Daniel E. Carper owned 1.05% of International Fund. As of February 12, 1999, there were no record holders of 5% or more of the Funds' outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Management" in the Prospectus, Lord Abbett is the investment manager of the Company. Nine of the general partners of Lord Abbett are officers and/or trustees of the Company, as follows: Zane E. Brown; Daniel E. Carper; Robert S. Dow; Robert P. Fetch; Paul A. Hilstad; Stephen J. McGruder; Robert G. Morris; Christopher J. Towle; and John J. Walsh.

The other general partners who are neither officers nor directors of the Company are Stephen Allen, John E. Erard, Daria L. Foster, W. Thomas Hudson, Robert I. Gerber, Michael B. McLaughlin, R. Mark Pennington, and Robert J. Noelke. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1%. For the fiscal years ended October 31, 1998 and 1997, such fees amounted to $1,202,319, and $999,092 of Growth & Income Fund; and $700,368 and, $127,715 of International Fund for the same periods.

Although not obligated to do so, Lord Abbett has waived or may waive all or part of its management fees and has assumed or may assume other expenses of each Fund. For the fiscal year ended October 31, 1998 Lord Abbett did not waive management fees.

As discussed in the Prospectus under "Management," each Fund is contingently obligated to repay to Lord Abbett the amounts of such assumed other expenses.

Both Funds pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Both Funds have agreed with the State of California to limit operating expenses (including management fees but excluding taxes, interest, extraordinary expenses and brokerage commissions) to 2 1/2% of average annual net assets up to $30,000,000, 2% of the next $70,000,000 of such assets and 1 1/2% of such assets in excess of $100,000,000. However, as described in the Prospectuses, the Funds have adopted a Plan pursuant to Rule 12b-1 of the Act for each class of shares of the Funds. Annual Plan distribution expenses up to 1% of the Funds' average net assets during its fiscal year may be excluded from this expense limitation. The expense limitation is a condition the registration of investment company shares for sale in the State and applies so long as our shares are registered for sale in that State. Lord Abbett Distributor LLC serves as the principal underwriter for the Fund.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10128, are the independent auditors of the Company and must be approved at least annually by our trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Company, including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10286, is the Company's custodian. Rules adopted by the Securities & Exchange Commission under the Act permit the International Fund to maintain its foreign assets in the custody of certain eligible foreign banks and securities depositories. The International Fund's portfolio securities and cash, when invested in foreign securities and not held by BNY or its foreign branches, are held by sub-custodians of BNY approved by the Board of Trustees of the Fund in accordance with such rules.

The Sub-Custodians of BNY are:

Euro-Clear (a transnational securities depository); Australia: ANZ Banking Group; Austria: Creditanstalt-Bankverein; Canada: Canadian Imperial Bank of Commerce; Chile: Citibank, N.A.; Czech Republic: Ceskoslovenska Obchodni Banka;
Denmark: Den Danske Bank; Finland: Union Bank of Finland; Germany: J.P. Morgan GmbH; Greece: National Bank of Greece S.A.; Hong Kong, Indonesia, Philippines, Taiwan and Thailand: Hong Kong & Shanghai Banking Corp.; Hungary: Citibank Budapest Rt; India: Hong Kong and Shanghai Banking Corporation; Ireland: Allied Irish Banks, PLC; Israel: Bank Leumi LE-Israel B.M.; Japan: The Fuji Bank, Ltd.;
Jordan: Citibank, N.A.; Korea: Bank of Seoul; Luxembourg: Banque Internationale A Luxembourg, S.A.; Mexico: Citibank, N.A.; Morocco: Banque Commerciale du Maroc; Netherlands: Bank van Haften Labouchere; New Zealand: Anz Banking Group Ltd.; Norway: Den Norske Bank; Pakistan: Citibank, N.A.; Peru: Citibank, N.A.;
Poland: Bank Handlowy w Warszawie S.A.; Portugal: Banco Espirito Santo E Comercial de Lisboa; Malaysia, Singapore: Development Bank of Singapore; South
Africa: The First National Bank of Southern Africa; Sri Lanka: Hong Kong and Shanghai Banking Corporation; Sweden: Skandinaviska Enskilda Banken;
Switzerland: Bank Leu; Turkey: Citibank, N.A.; Venezuela: Citibank, N.A.

United Missouri Bank of Kansas City, N.A. Tenth and Grand, Kansas City, Missouri, 64141, acts as the transfer agent and dividend dispursing agent for each Fund.

                                       4.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Funds may pay, as described below, a higher commission than some brokers might charge on the same transaction. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Companies and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. For foreign securities purchased or sold by the International Fund, the selection is made by the Sub-Adviser. The Sub-Advisor are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in each Fund's portfolios usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. When commissions are negotiated, we pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commission on particular trades, we pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of our brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund; and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

For the fiscal years ended October 31, 1996, 1997, and 1998, we paid total commissions to independent broker-dealers of $85,334, $273,174, and $466,874.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Securities in the Company's portfolios are valued at their market values as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Trustees.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Company's Board of Trustees. The Board of Trustees will monitor, on an ongoing basis, the Company's method of valuation.

Information concerning how we value our Shares for the purchase and redemption of our Shares is described in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset values and are otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share for the Class A shares will be determined in the same manner as for the Class B and C shares (net assets divided by shares outstanding). Our Class A shares will be sold with a front-end sales charge of 5.75%.

The maximum offering prices of each Fund's Class A shares on October 31, 1998 were computed as follows:

                                                 Growth & Income   International
                                                      Fund              Fund
                                                 ---------------   -------------

Net asset value per share (net assets
  divided by shares outstanding                       $9.15            $12.39
Maximum offering price per
  share (net asset value divided by .9425
  in both cases)                                      $9.71            $13.15

The funds have entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor"), under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the funds, and to make reasonable efforts to sell fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Conversion of Class B Shares. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

ALTERNATIVE SALES ARRANGEMENTS

Classes of Shares. The Funds offer investors four different classes of shares. This Statement of Additional Information offers three of those classes designated Class A, B, and C. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 33 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in "Buying Class A Shares" below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in "Buying Class B Shares" below.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in "Buying Class C Shares" below.

Class P Shares. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in "Class P Rule 12b-1 Plan." Class P shares are available to a limited number of investors.

Which Class of Shares Should You Choose? Once you decide that the a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Funds and Class C shareholders.

Class A, B, C and P Rule 12b-1 Plans. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the three Fund Classes: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. During the last fiscal year, the Fund accrued or paid through Lord Abbett to authorized institutions $18,728,615 under the A Plan, $2,476,427 under the B Plan ,$939,042 under the C Plan and Class P Plan. Lord Abbett uses all amounts received under each Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to the shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

Each Plan requires the directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its Class's outstanding voting securities.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC"), applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on (a) the aggregate dollar amount of your account, in the case of Class A shares, and
(b) the percentage of each share redeemed, in the case of class B and C shares, representing an increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).

Class A Shares. As stated in the Prospectus, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares. As stated in the Prospectus, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the funds redeem shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                Contingent Deferred Sales Charge
Which the Purchase Order Was             on Redemptions (As % of Amount Subject
Accepted                                 to Charge)
Before the 1st..........................................5.0%
On the 1st, before the 2nd..............................4.0%
On the 2nd, before the 3rd..............................3.0%
On the 3rd, before the 4th..............................3.0%
On the 4th, before the 5th..............................2.0%
On the 5th, before the 6th .............................1.0%
On or after the 6th anniversary.........................None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares. As stated in the Prospectus, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the funds on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this fund's Class C shares.

General. Each percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. In the case of Class A and Class C shares, the CDSC is received by the applicable Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the applicable Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds which participate in the Telephone Exchange Privilege (except
(a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"),
(b) certain funds of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of your account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and Fund of Lord Abbett Research Fund not offered to the general public ("LARF").

Statement of Intention. Under the terms of the Statement of Intention to invest $50,000 or more over a 13-month period as described in the Prospectus, shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

Rights of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Net Asset Value Purchases of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds and (f) through Retirement Plans with at least 100 eligible employees.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Funds to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months prior, written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Funds and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, on redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts, including Simple IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

Each fund computes the average annual compounded rate of total return for each Class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at net asset value. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund' investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the applicable Fund' investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above, the Growth & Income Fund's average annual compounded rates of total return for the fiscal year ended on October 31, 1998 were 5.50%, and 10.94%, and for the fiscal year ended October 31, 1997, 19.60% and 26.24% for the Fund' Class A and C shares, respectively. The total return for Class B shares for the fiscal period ended October 31, 1998 was 6.72%, and for the period June 5, 1997 through October 31, 1997 was 1.46% (not annualized).

The total return for the International Fund for the fiscal year ended October 31, 1998 was 7.90%, and for the period December 13, 1996 to October 31, 1997, 8.60% (not annualized). The total return for the Class B and Class C shares for the fiscal year ended October 31, 1998 was 8.85%, and 13.39%, and for the period June 2, 1997 through October 31, 1997, .28% (not annualized) and 4.50% (not annualized), respectively..

Each Fund's yield quotation for each class is based on a 30-day period ended on a specified date, computed by dividing such Fund's net investment income per share earned during the period by such Fund's maximum offering price per share on the last day of the period. This is determined by finding the following quotient: take the Class' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the Fund's maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Fund' net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the CDSC. For the 30-day period ended October 31, 1998, the yield for the Growth & Income Fund's Class A, B and C shares were .72%, 0% and 0%, respectively. For the 30-day period ended October 31, 1998, the yield for the International Fund's Class A, B and C shares was
 .19%, 0%, and 0%, respectively.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed by the Funds or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time of disposition. Any gain will generally be taxable for United States federal income tax purposes. Any loss realized on the disposition of fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any "capital gains distributions" which you received with respect to such shares. Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

The writing of call options and other investment techniques and practices which the Funds may utilize, as described above under "Investment Objective and Policies," may affect the character and timing of the recognition of gains and losses by the funds. Such transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the funds' ability to engage in transactions in options.

The Funds may be subject to foreign withholding taxes which would reduce the yield on their investments. It is expected that fund shareholders who are subject to United States federal income tax will be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

The Funds will be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. The Funds intend to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by the Funds will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

Gain and loss realized by the Funds on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Funds purchases shares in certain foreign investment entities called "passive foreign investment companies," they may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Funds to shareholders. Additional charges in the nature of interest may be imposed on either the Funds' or their shareholders in respect of deferred taxes arising from such distributions or gains. If the Funds were to make a "qualified electing fund" election with respect to investment in a passive foreign investment company, in lieu of the foregoing requirements, the Funds might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Funds.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates.) Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Funds, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

                                       8.
                          Information About the Company

Shareholder Liability. Delaware law provides that Company shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Company's Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Company and requires that a disclaimer be given in each contract entered into or executed by the Company. The Declaration provides for indemnification out of the Company's property of any shareholder or former shareholder held personally liable for the obligations of the Company. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under The Company's Declaration of Trust, the trustees may, without shareholder vote, cause the Company to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Company to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Company's registration statement. In addition, the trustees may, without shareholder vote, cause the Company to be incorporated under Delaware law.

Derivative actions on behalf of the Company may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Company.

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment account. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the

Trust's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund trades in such security, profiting from trades of the same security within 60 days and trading on material non-public information. The Code imposes similar requirements and restrictions on the independent trustees of the Trust to the extent contemplated by the recommendations of such Advisory Group.

                                       9.
                              Financial Statements

The financial statements for the fiscal year ended October 31, 1998 with respect to the Growth & Income Fund and the International Fund, and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1998 Annual Report to Shareholders of Lord Abbett Securities Trust, are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

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LORD ABBETT
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Statement of Additional Information                                March 1, 1999
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                                   Alpha Fund

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement of Additional Information, relates to, and should be read in conjunction with, the Prospectus dated March 1, 1999.

Lord Abbett Securities Trust (the "Company") was organized as a Delaware business trust on February 26, 1993. The Company has four funds, but only Alpha Fund (the "Fund") is described in this Statement of Additional Information. The Fund has three classes of shares (A, B,C and P) offered by this Statement of Additional Information. The Fund is designed to invest in a diversified portfolio of underlying mutual funds, all of which are members of the Lord Abbett Family of Funds. Currently, the Fund invests in three of these underlying mutual funds: Lord Abbett Developing Growth Fund, Inc.; Lord Abbett Research Fund, Inc. (Small-Cap Value Fund), and Lord Abbett Securities Trust (International Fund) (referred to as the "Lord Abbett Funds"). All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights.

Rule 18f-2 under the Investment Company Act, as amended (the "Act'), provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of trustees from its separate voting requirements.

Shareholder inquiries should be made by directly contacting the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

TABLE OF CONTENTS                                               Page

1.      Investment Policies                                      2
2.      Trustees and Officers                                    3
3.      Investment Advisory and Other Services                   6
4.      Portfolio Transactions                                   7
5.      Purchases, Redemptions and Shareholder Services          8
6.      Past Performance                                        16
7.      Taxes                                                   17
8.      Financial Statements                                    18

                                       1.
                               Investment Policies

Fundamental Investment Restrictions. The Fund is subject to the following investment restrictions which cannot be changed without approval of a majority of the Fund's outstanding shares. The Fund may not: (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund' investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and Securities in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of the its gross assets, or (ii) 10% of the voting securities of such issuer; except, in either case, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other Securities companies; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding (i) securities of the U.S. Government, its agencies and instrumentalities and (ii) mortgage-backed securities); and (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to the fundamental investment restrictions above which cannot be changed without shareholder approval, we also are subject to the policies described in the Prospectus and the following investment policies which may be changed by the Board of Trustees without shareholder approval. The Fund may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees; (4) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of a Fund' total assets would be invested in such securities (this restriction shall not apply to Securities companies, mortgage-backed securities , asset-backed securities or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities); (5) hold securities of any issuer (excluding investment companies) if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or trustees of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (6) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (7) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;
(8) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; or (9) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of beneficial interest in such Fund.

Portfolio Turnover

For the period December 29, 1997 to October 31, 1998, the portfolio turnover rate was .01% for the Alpha Fund.

                                       2.
                              Trustees and Officers

The following trustee is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer, director, or trustee of twelve other Lord Abbett-sponsored Funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 53, Chairman and President

The following outside trustees are also directors or trustees of some or all of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). Before, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 57.

William H. T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company. Age 60.

Robert B. Calhoun, Jr.
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of The Clipper Group L.P., both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly, General Partner of the Marketing Partnership, Inc., a full service marketing consulting firm (1994 - 1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company. Age 70.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as a Director of Ace, Ltd. (NYSE). Age 61.

The second column of the following table sets forth the compensation accrued for the Fund's outside trustees. The third columns set forth information with respect to the equity-based benefits accrued for outside directors/trustees maintained by the Lord Abbett-sponsored funds. The fourth column sets forth information with respect to the retirement plan for outside directors/trustees maintained by each of the Lord Abbett-sponsored funds. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

                                  For the Fiscal Year Ended October 31, 1998
           -------------------------------------------------------------------------------------
           (1)                      (2)                  (3)                    (4)
                                                    Pension or             For Year Ended
                                                    Retirement Benefits    December 31, 1998
                                                    Accrued by the         Total Compensation
                               Aggregate            Company and            Accrued by the Company
                               Compensation         Twelve Other Lord      and Twelve Other Lord
                               Accrued by           Abbett-sponsored       Abbett-sponsored
Name of Director               the Company(1)       Companies(2)           Companies(3)
----------------               --------------       ------------           ------------
E. Thayer Bigelow              $1,235               $17,068                $57,400
William H.T. Bush*             $356                 $0                     $27,500
Robert B. Calhoun, Jr.**       $486                 $0                     $33,500
Stewart S. Dixon               $1,215               $32,190                $56,500
John C. Jansing                $1,199               $45,0854               $55,500
C. Alan MacDonald              $1,198               $30,703                $55,000
Hansel B. Millican, Jr.        $1,199               $37,747                $55,500
Thomas J. Neff                 $1,220               $19,853                $56,500

*Elected as of August 13, 1998
**Elected as of June 17, 1998

1. Outside trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Company to its outside trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the Company for later distribution to the trustees.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the 12 months ended October 31, 1998 with respect to the equity based plans established for independent trustees in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current trustees had the option to convert their accrued benefits under the retirement plan. All of the outside trustees except one made such an election.

3. This column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored companies during the year ended December 31, 1998. The amounts of the aggregate compensation payable by the Company as of October 31, 1998 deemed invested in Company shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were:
      Mr. Bigelow, $1,671; Mr. Calhoun, $264; Mr. Jansing, $25,597; Mr. MacDonald, $10,642; Mr. Millican, $24,792 and Mr. Neff, $25,874. If the amounts deemed invested in Fund shares were added to each director/trustee's actual holdings of Fund shares as of October 31, 1998, each would own the following: Mr. Bigelow, 183 shares; Mr. Calhoun, 28 shares; Mr. Dixon,625 shares; Mr. Jansing, 7,370 shares; Mr. MacDonald, 1,163 shares; Mr. Millican, 2,709 shares; and Mr. Neff, 3,273 shares.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors (trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Fetch, Hilstad, Morris, McGruder, Towle and Walsh are partners of Lord Abbett; the others are employees:

Executive Vice Presidents
Zane Brown, age 47;

Robert G. Morris, age 54;

Vice Presidents
Paul A. Hilstad, age 56, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.);

Daniel E. Carper, age 47;

Robert P. Fetch, age 46;

Timothy W. Horan, age 44;

Lawrence H. Kaplan, age 43 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.);

Thomas F. Konop, age 56;

Jerald Lanzotti, age 31;

Stephen I. McGruder, age 55;

A. Edward Oberhaus, age 39;

Keith F. O'Connor, age 43;

Fernando Saldanha, age 45;

Christopher J. Towle, age 41;

John J. Walsh, age 62; and

Treasurer
Donna M. McManus, age 38 (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Company does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Company's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Company or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Company's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the shares of the Fund's outstanding and entitled to vote at the meeting.

As of February 12, 1999 our officers and trustees, as a group, owned less more than1% of the Fund's outstanding shares: Zane E. Brown owned 1.16% of the Alpha Fund. As of February 12, 1999 there were no record holders of 5% or more of the Fund's outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Management" in the Prospectus, Lord Abbett is the investment manager of the Company. Nine of the general partners of Lord Abbett are officers and/or trustees of the Company, as follows: Zane E. Brown; Daniel E. Carper; Robert S. Dow; Robert P. Fetch; Paul A. Hilstad; Stephen J. McGruder; Robert G. Morris; Christopher J. Towle; and John J. Walsh.

The other general partners who are neither officers nor trustees of the Company are Stephen Allen, John E. Erard, Daria L. Foster, W. Thomas Hudson, Robert I. Gerber, Michael B. McLaughlin, R. Mark Pennington, and Robert J. Noelke. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement, the Alpha Fund is obligated to pay Lord Abbett a monthly fee, based on the average daily net assets for each month, at the annual rate of .50 of 1%. For the period December 29, 1997 (commencement of operations) to October 31, 1998, this fee was waived for the Alpha Fund. If the Fund had paid this fee, it would have amounted to $204,935. .

Although not obligated to do so, Lord Abbett may assume expenses of the Fund.

As discussed in the Prospectus under "Management," the Fund is contingently obligated to repay to Lord Abbett the amounts of such assumed expenses.

The Fund pays all of its expenses not expressly assumed by Lord Abbett, or the Lord Abbett Funds including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and audit fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing share certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums and brokerage and other expenses connected with executing portfolio transactions.

Lord Abbett Distributor LLC serves as the principal underwriter for the Fund.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York, is the Company's custodian. In accordance with the requirements of Rule 17f-5, the Company's trustees have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Company and must be approved at least annually by our Board of Trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

United Missouri Bank of Kansas City, N.A. Tenth and Grand, Kansas City, Missouri, 64141, acts as the transfer agent and dividend dispursing agent for each Fund.

                                       4.
                             Portfolio Transactions

The policy of the underlying Lord Abbett-sponsored funds (in which the Fund invests) is to obtain best execution for all our portfolio transactions, which means that they seek to have purchases and sales of portfolio securities executed at most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns, and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Lord Abbett-sponsored fund may pay, as described below, a higher commission than some brokers might charge on the same transaction. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, they may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of each Lord Abbett-sponsored fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. For foreign securities purchased or sold by the International Fund, the selection is made by Fuji-Lord Abbett International, Limited (the "Sub-Adviser"). The Sub-Adviser is responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In cases of securities traded in the foreign and domestic over-the counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in a Lord Abbett-sponsored fund's portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. When commissions are negotiated, the Lord Abbett-sponsored funds pay a commission rate that they believe is appropriate to give maximum assurance that their brokers will provide them, on a continuing basis, the highest level of brokerage services available. While they do not always seek the lowest possible commission on particular trades, they pay a commission rate that they believe is appropriate to give maximum assurance that their brokers will provide them, on a continuing basis, the highest level of brokerage services available. While the Lord Abbett-sponsored funds do not always seek in the lowest possible commissions on particular trades, they believe that their commission rates are in line with the rates that many other institutions pay. The Lord Abbett-sponsored funds' traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to the Lord Abbett-sponsored funds and the other accounts they manage. Such services include showing the Lord Abbett-sponsored funds trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of the Lord Abbett-sponsored funds' brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to the Lord Abbett-sponsored funds and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Lord Abbett-sponsored funds; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Lord Abbett Funds; and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. The Lord Abbett-sponsored funds have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold the Lord Abbett-sponsored funds' shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett Fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

The Lord Abbett Funds will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for their benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

For the period December 29, 1997 to October 31, 1998, we paid total commissions to independent broker-dealers of $299,976.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.

The maximum offering prices of the Fund's Class A shares on 10/31/98 was computed as follows:

                                                                 Alpha
                                                                 Fund
                                                                 -----
Net asset value per share (net assets
  divided by shares outstanding)                                 $12.91

Maximum offering price per
  share (net asset value divided by .9425 in both cases)         $13.70

The Company on behalf of the Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor"), under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell the Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Conversion of Class B Shares. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

ALTERNATIVE SALES ARRANGEMENTS

Classes of Shares. The Fund offers investors four different classes of shares. This Statement of Additional Information offers those classes, designated Classes A, B, C and P. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord

Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 33 of 1% of the annual net asset value of the Class A shares.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of
 .35 of1% of the annual net asset value of the Class B shares.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares.

Class P Shares. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in "Class P Rule 12b-1 Plan". Class P shares are available to a limited number of investors.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Services For Fund Investors" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

Class A, B, C and P Rule 12b-1 Plans. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the four Fund Classes: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class's shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. During the last fiscal year, the Fund accrued or paid through Lord Abbett to authorized institutions $18,728,615 under the A Plan, $2,476,427 under the B Plan ,and $939,042 under the C Plan. Lord Abbett uses all amounts received under each Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to the shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

Each Plan requires the directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its Class's outstanding voting securities.

The fees payable under the A, B, C and P Plans are described in the Prospectus. For the period December 29, 1997 to October 31, 1998, fees paid to dealers under the A, B and C Plans were $46,152, $146,102, and $74,834, respectively.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC"), applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares.

Class A Shares. As stated in the Prospectus, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or Fund acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares. As stated in the Prospectus, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or Fund acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                   Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted       on Redemptions (As % of Amount
                                            Subject to Charge)

Before the 1st                              5.0%
On the 1st, before the 2nd                  4.0%
On the 2nd, before the 3rd                  3.0%
On the 3rd, before the 4th                  3.0%
On the 4th, before the 5th                  2.0%

On the 5th, before the 6th                  1.0%
On or after the 6th anniversary             None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares. As stated in the Prospectus, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Fund's Class C shares.

General. Each percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. In the case of Class A and Class C shares, the CDSC is received by the applicable Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds which participate in the Telephone Exchange Privilege (except
(a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"),
(b) certain Funds of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds") have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and
(ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial Securities required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and Lord Abbett Research Fund's Small-Cap Value Fund, which is not being offered to the general public ("LARF" Small-Cap Value Fund).

Statement of Intention. Under the terms of the Statement of Intention to invest $50,000 or more over a 13-month period as described in the Prospectus, shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

Rights of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF Small-Cap Value, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares. Rights of Accumulation are not applicable to Class Y shares.

Net Asset Value Purchases of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF Small-Cap Value Fund, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular Securities products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds and (f) through Retirement Plans with at least 100 eligible employees.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See each Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in each Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 60 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in each Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus with respect to Class A, B and C shares. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment. Include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, on redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. Each Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts, including Simple IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

The Fund computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above, the Fund's average annual compounded rates of total return for the period December 29, 1997 (commencement of operations) to October 31, 1998 were -10.00%, -9.71%, and -5.83% for the A, B, and C shares, respectively, not annualized.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed by the Fund or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time of disposition. Any gain will generally be taxable for United States federal income tax purposes. Any loss realized on the disposition of Fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions, which you received with respect to such shares. Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

The writing of call options and other investment techniques and practices which the Fund (or any of the underlying Lord Abbett-sponsored funds in which the Fund invests) may utilize may affect the character and timing of the recognition of gains and losses by the Fund. Such transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

The Fund (or any of the underlying Lord Abbett-sponsored funds in which the Fund invests) may be subject to foreign withholding taxes which would reduce the yield on the Funds' investments. Generally, Fund shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund (or an underlying Lord Abbett-sponsored fund).

The Fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

Gain and loss realized by the Fund (or any of the underlying Lord Abbett-sponsored funds in which the Fund invests) on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If any of the underlying Lord Abbett-sponsored funds in which the Fund invests purchases shares in certain foreign investment entities called "passive foreign investment companies," such fund may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed to the Fund and distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on such Fund, the Fund, or its shareholders in respect of deferred taxes arising from such distributions or gains. If an underlying Lord Abbett Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, such underlying fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, which would increase the amount that the underlying fund is required to distribute in order to avoid income and excise taxes.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates.) Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own Fund shares.

                                       8.
                              Financial Statements

The financial statements for the fiscal year ended October 31, 1998 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1998 Annual Report to Shareholders of Lord Abbett Securities Trust are incorporated herein by reference to such financial statements and report, in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

--------------------------------------------------------------------------------
LORD ABBETT
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Statement of Additional Information                                March 1, 1999
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                            World Bond-Debenture Fund

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement of Additional Information, relates to, and should be read in conjunction with, the Prospectus dated March 1, 1999.

Lord Abbett Securities Trust (the "Company") was organized as a Delaware business trust on February 26, 1993. The Company has four funds, but only World Bond-Debenture Fund ("we" or the "Fund") is described in this Statement of Additional Information. The Fund has four classes of shares (A, B, C and P) offered by this Statement of Additional Information. All Fund shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights.

Rule 18f-2 under the Investment Company Act of 1940, as amended (the "Act") provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.

Shareholder inquiries should be made by directly contacting the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

                     TABLE OF CONTENTS                                  Page

              1.     Investment Policies                                2
              2.     Trustees and Officers                              4
              3.     Investment Advisory and Other Services             8
              4.     Portfolio Transactions                             8
              5.     Purchases, Redemptions and
                     Shareholder Services                               10
              6.     Past Performance                                   18
              7.     Taxes                                              19
              8.     Information About the Company                      20
              9.     Financial Statements                               20
              10.    Appendix                                           21

                                       1.
                               Investment Policies

Fundamental Investment Restrictions. We are subject to the following investment restrictions which cannot be changed without approval of a majority of our outstanding shares. The Fund may not: (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Act in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval. The Fund may not:
(1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed, and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees; (4) invest in the securities of other investment companies except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or trustees of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (8) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; (9) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Fund; or (10) invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

Portfolio Turnover Rate. For the year ended October 31, 1998, the portfolio turnover rate was 159.14%.

INVESTMENT TECHNIQUES

The Fund intends to utilize, from time to time, one or more of the investment techniques described below, including covered call options, rights and warrants and repurchase agreements. While some of these techniques involve risk when utilized independently, the Fund intends to use them to reduce risk and volatility in its portfolios.

Covered Call Options. The Fund may write covered call options on securities it owns ("call options"). A call option on securities gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified security on or before a fixed date at a predetermined price.

The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received. The writer of a fully collateralized call option gives up the gain possibility of the underlying security beyond the call price and continues to have the downside risk of such securities. In addition, in exchange for the premium received, the writer of the call gives up the gain possibility of the stock appreciating above the call price. While an option that has been written is in force, the maximum profit that may be derived from the optioned security is the sum of the premium less brokerage commissions and fees plus the difference between the strike price of the call and the market price of the underlying security.

Repurchase Agreements. The Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the Fund have a total value in excess of the value of the repurchase agreement. The Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon their disposition. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While the Fund acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by the Fund to present minimal credit risks. The Fund will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

Lending Portfolio Securities. The Fund may lend its portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of the Fund's total assets. The Fund's lending of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means. The cash or instruments collateralizing the Fund's lending of securities will be maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may allow a part of the interest received with respect to the investment of collateral to be paid to the borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by a borrower when such U.S. Government securities are used as collateral. The Fund will comply with the following conditions whenever it lends securities: (i) the must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Fund may pay only reasonable fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, except that if a material event adversely affecting the investment in the loaned securities occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities.

When-Issued Transactions. The Fund may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. When the Fund enters into a when-issued purchase, it becomes obligated to purchase securities and it assumes all the rights and risks attendant to ownership of a security, although settlement occurs at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

                                       2.
                              Trustees and Officers

The following trustee is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer and/or director or trustee of the twelve other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 53, Chairman and President

The following outside trustees are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 57.

William H.T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company. Age 60.

Robert B. Calhoun, Jr.
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of The Clipper Group L.P., both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly, General Partner of the Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc. , Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company.  Age 70.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as a Director of Ace, Ltd. (NYSE). Age 61.

The second column of the following table sets forth the compensation accrued for the Company's outside trustees. The third column sets forth information with respect to the equity-based benefits accrued for outside directors/trustees by the Lord Abbett-sponsored funds. The fourth column sets forth information with respect to the retirement plan for outside directors/trustees maintained by each of the Lord Abbett-sponsored funds. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director or officer.

                                  For the Fiscal Year Ended October 31, 1998
           -------------------------------------------------------------------------------
            (1)                   (2)                   (3)               (4)
                                                                    For Year Ended
                                               Equity-Based         December 31, 1998
                                               Benefits Accrued     Total Compensation
                             Aggregate         By The Company And   Accrued By The Company
                             Compensation      Twelve Other Lord    And Twelve Other Lord
                             Accrued By        Abbett-Sponsored     Abbett-Sponsored
Name Of Director             The Company(1)    Companies(2)         Companies(3)
----------------             ---------------   -------------        -----------
E. Thayer Bigelow            $1,235            $16,641              $57,400
William H.T. Bush*           $356              none                 $27,500
Robert B. Calhoun, Jr.**     $486              none                 $33,500
Stewart S. Dixon             $1,215            $32,015              $56,500
John C. Jansing              $1,199            $46,430              $55,500
C. Alan MacDonald            $1,198            $29,994              $55,000
Hansel B. Millican, Jr.      $1,199            $38,069              $55,500
Thomas J. Neff               $1,220            $18,804              $56,500

*Elected as of August 13, 1998
**Elected as of June 17, 1998

1. Outside trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of the funds A portion of the fees payable by the Company to its outside directors/trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the Company for later distribution to the directors/trustees.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the 12 months ended October 31, 1998 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election.

3. This column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored companies during the year ended December 31, 1998. The amounts of the aggregate compensation payable by the Company as of October 31, 1998 deemed invested in Company shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were:
      Mr. Bigelow, $1,671; Mr. Calhoun, $264; Mr. Jansing, $25,597; Mr. MacDonald, $10,642; Mr. Millican, $24,792 and Mr. Neff, $25,874. If the amounts deemed invested in Company shares were added to each director/trustee's actual holdings of Company shares as of October 31, 1998, each would own the following: Mr. Bigelow, 183 shares; Mr. Calhoun, 28 shares; Mr. Dixon, 625 shares; Mr. Jansing, 7,370 shares; Mr. MacDonald, 1,163 shares; Mr. Millican, 2,709 shares; and Mr. Neff, 3,273 shares.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan, which provides that outside directors (Trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Company have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Fetch, Hilstad, Morris, McGruder, Towle and Walsh are partners of Lord Abbett; the others are employees:

Executive Vice Presidents

Zane Brown, age 47;

Robert G. Morris, age 54;

Vice Presidents

Paul A. Hilstad, age 56, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.);

Daniel E. Carper, age 47;

Robert P. Fetch, age 46;

Timothy W. Horan, age 44;

Lawrence H. Kaplan, age 43 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.);

Thomas F. Konop, age 56;

Jerald Lanzotti, age 31;

Stephen I. McGruder, age 55;

A. Edward Oberhaus, age 39;

Keith F. O'Connor, age 43;

Fernando Saldanha, age 45;

Christopher J. Towle, age 41;

John J. Walsh, age 62;

and Donna M. McManus, age 38, Treasurer (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Company does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Company's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Company or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Company's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the shares of the Funds outstanding and entitled to vote at the meeting.

As of February 12, 1999 our officers and trustees, as a group, owned more than 1% of the Fund's outstanding shares: Zane E. Brown owned 1.16% of World Bond-Debenture Fund.. As of February 12, 1999 there were no record holders of 5% or more of the Funds' outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Management" in the Prospectus, Lord Abbett is the investment manager of the Company. Nine of the general partners of Lord Abbett are officers and/or trustees of the Company, as follows: Zane E. Brown; Daniel E. Carper; Robert S. Dow; Robert P. Fetch; Paul A. Hilstad; Stephen J. McGruder; Robert G. Morris; Christopher J. Towle; and John J. Walsh.

The other general partners who are neither officers nor trustees of the Company are Stephen Allen, John E. Erard, Daria L. Foster, W. Thomas Hudson, Robert I. Gerber, Michael B. McLaughlin, R. Mark Pennington, and Robert J. Noelke. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described in the Prospectus under "Management." Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of the Fund's average daily net assets. This fee is allocated among Classes A, B and C based on the classes' proportionate shares of such average daily net assets. For the period December 18, 1998 (commencement of operations) to October 31, 1998, the management fee for World Bond-Debenture Fund was waived. If paid by the Fund, it would have amounted to $39,168.

We pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Lord Abbett Distributor LLC serves as the principal underwriter for the Fund.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York, is the Company's custodian. In accordance with the requirements of Rule 17f-5, the Company's trustees have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors of the Company and must be approved at least annually by our Board of Trustees to continue in such capacity. Independent public accountants perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

United Missouri Bank of Kansas City, N.A. Tenth and Grand Kansas City, Missouri, 64141, acts as the transfer agent and dividend dispursing agent for each Fund.

                                       4.
                             Portfolio Transactions

With respect to the Fund, purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or market maker for the securities. Therefore, the Fund usually will pay no brokerage commissions for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in Section 28 (e) of the Securities Exchange Act of 1934.

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund may pay, as described below, a higher commission than some brokers might charge on the same transaction. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Company and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Fund's portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. When commissions are negotiated, we pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of our brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund; and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Company to purchase or sell the Fund's portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

For the period December 29, 1997 to October 31, 1998, we paid total commissions to independent broker-dealers of $27,140.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King , Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.

The maximum offering price of Class A shares on 10/31/98 was computed as follows:

                                                                 Class A
                                                                 -------
Net asset value per share (net assets divided
by shares outstanding) .........................................   $9.66

Maximum offering price per share (net asset
value divided by .9525) ........................................  $10.14

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees of the Company. The Board of Trustees will monitor, on an ongoing basis, the Company's method of valuation.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset values unless the Company's trustees determine that the particular event would materially affect net asset value, in which case an adjustment will be made.

The net asset value per share for the Class B and C shares is determined in the same manner as for the Class A shares (net assets divided by shares outstanding). Our Class B and C shares are offered at net asset value.

The Company has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor") and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Conversion of Class B Shares. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

ALTERNATIVE SALES ARRANGEMENTS

Classes of Shares. The Fund offers investors four different classes of shares. This Statement of Additional Information offers those classes, designated Class A, B, C and P. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 33 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in "Buying Class A Shares" below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in "Buying Class B Shares" below.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in "Buying Class C Shares" below.

Class P Shares. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in "Class P Rule 12b-1 Plan." Class P shares are available to a limited number of investors.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

Class A, B, C and P Rule 12b-1 Plans. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the three Fund Classes: the "A Plan,", the "B Plan," the "C Plan," and the "P Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. During the last fiscal year, the Fund accrued or paid through Lord Abbett to authorized institutions $18,728,615 under the A Plan, $2,476,427 under the B Plan ,$939,042 under the C Plan and Class P Plan. Lord Abbett uses all amounts received under each Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to the shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

Each Plan requires the directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its Class's outstanding voting securities.

The fees payable under the A, B and C Plans are described in the Prospectus. For the period December 18, 1997 to October 31, 1998, fees paid to dealers under the A, B and C Plans were $7,538, $4,411, and $6,034, respectively.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC")
(i) applies regardless of class, (ii) will not apply to shares purchased by the reinvestment of dividends or capital gains distributions; (iii) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (iv) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares.

Class A Shares. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund acquired through exchange of such shares) on which the Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted    on Redemptions (As % of Amount Subject
                                         to Charge)
Before the 1st.......................................   5.0%
On the 1st, before the 2nd...........................   4.0%
On the 2nd, before the 3rd...........................   3.0%
On the 3rd, before the 4th...........................   3.0%
On the 4th, before the 5th...........................   2.0%
On the 5th, before the 6th ..........................   1.0%
On or after the 6th anniversary......................   None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares. As stated in the Prospectus, subject to certain exceptions if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Fund's Class C shares.

General. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue as investments in another fund participating in the program. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with mandatory distribution under 403(b) plans and IRAs and (iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds which participate in the Telephone Exchange Privilege (except
(a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"),
(b) certain funds of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and
(ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and funds of Lord Abbett Research Fund not offered to the general public ("LARF").

Statement of Intention. Under the terms of the Statement of Intention as described in the Prospectus you may invest $100,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement of Intention is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

Rights of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Net Asset Value Purchases of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, through a special retirement wrap program sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

The Fund computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above, the Fund's average annual compounded rates of total return for the fiscal year ended October 31, 1998 was -4.00%, -4.77%, and -.76% for the A, B, and C shares, respectively.

Yield quotation for each Class is based on a 30-day period ended on a specified date, computed by dividing our net investment income per share earned during the period by the maximum offering price per share of such Class on the last day of the period. This is determined by finding the following quotient: take the Class' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of shares of such Class outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such Class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended October 31, 1998, the yield for the Class A, B and C shares of the Fund were 8.40%, 8.08% and 0%, respectively.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed by the Company or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time of disposition. Any gain will generally be taxable for United States federal income tax purposes. Any loss realized on the disposition of Company shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any "capital gains distributions" which you received with respect to such shares. Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

The Company will be subject to a 4% non-deductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Company intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the Company will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

Forward foreign currency contracts, foreign currency put and call options and other investment techniques and practices which the Company may utilize, may affect the character and timing of the recognition of gains and losses by a Company. Such transactions may increase the amount of short-term capital gain realized by such Company, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Company's ability to engage in transactions in options and forward contracts.

Gain and loss realized by the Company on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Company purchases shares in certain foreign investment entities, called "passive foreign investment companies," the Company may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the to its shareholders. Additional charges in the nature of interest may be imposed on either the Company or its shareholders with respect to deferred taxes arising from such distributions or gains. If the Company were to invest in a passive foreign investment company with respect to which the Company elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Company might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Company.

As described in the Prospectus, the Company may be subject to withholding taxes and other taxes imposed by foreign countries. If, at the close of any fiscal year, more than 50% of the assets of the Company consist of stock or securities of foreign corporations, the Company may elect to treat foreign income taxes paid by the Company as having been paid directly by its shareholders. If a Company makes such an election, the shareholders of the Company will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata share of foreign income taxes paid by the Company and (ii) treat such pro rata share as foreign income taxes paid by them. Such shareholders may then use such pro rata portion of foreign income taxes as foreign tax credits, subject to applicable limitations, or, alternatively, deduct them in computing their taxable income. Shareholders who do not itemize deductions for federal income tax purposes will not be entitled to deduct their pro rata portion of foreign taxes paid by the Company, although such shareholders will still be required to include their share of such taxes in gross income.

Shareholders who claim a foreign tax credit for foreign taxes paid by the Company may be required to treat a portion of dividends received from the Company as separate category income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Company qualifies for and makes the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of dividends which represents income from each foreign country.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates.) Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

                                       8.
                          Information About the Company

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.

                                       9.
                              Financial Statements

The financial statements for the fiscal year ended October 31, 1998 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1998 Annual Report to Shareholders of Lord Abbett Securities Trust are incorporated herein by reference to such financial statements and report, in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                                       10.
                                    Appendix

                             Corporate Bond Ratings

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'CCC' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                POWER OF ATTORNEY

      Each person whose signature appears below on this Amendment to the Registration Statement hereby constitutes and appoints Paul A. Hilstad, Thomas
F. Konop, and Lawrence H. Kaplan , and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures                          Title                   Date
----------                          -----                   ----

                                  Chairman, President
/s/ Robert S. Dow                 and Director/Trustee            2/26/99
--------------------------        --------------------      -----------------
Robert S. Dow


/s/ E. Thayer Bigelow             Director/Trustee                2/26/99
---------------------------       ----------------          -----------------
E. Thayer Bigelow


/s/ William H. T. Bush            Director/Trustee                2/26/99
---------------------------       ----------------          -----------------
William H. T. Bush


/s/ Robert B. Calhoun, Jr.        Director/Trustee                2/26/99
---------------------------       ----------------          -----------------
Robert B. Calhoun, Jr.


/s/ Stewart S. Dixon              Director/Trustee                2/26/98
---------------------------       ----------------          -----------------
Stewart S. Dixon


/s/ John C. Jansing               Director/Trustee                2/26/99
---------------------------       ----------------          -----------------
John C. Jansing


/s/ C. Alan MacDonald             Director/Trustee                2/26/99
---------------------------       ----------------          -----------------
C. Alan MacDonald


/s/ Hansel B. Millican, Jr.       Director/Trustee                2/26/99
---------------------------       ----------------          -----------------
Hansel B. Millican, Jr.


/s/ Thomas J. Neff                Director/Trustee                2/26/99
---------------------------       ----------------          -----------------
Thomas J. Neff

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant had duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 26th day of February, 1999.


                                     BY:         /s/ Thomas F. Konop
                                                 --------------------

                                                 Thomas F. Konop
                                                 Vice President

                             LORD ABBETT SECURITIES TRUST

PART C                       OTHER INFORMATION

This Post-Effective Amendment No. 27 (the "Amendment") to the Registrant's Registration Statement relates only to Growth & Income Fund, International Fund, World Bond-Debenture Fund, and Alpha Fund classes A, B, C and P.

The other series and classes of shares of the Registrant are listed below and are offered by the Prospectuses and Statements of Additional Information in Parts A and B, respectively, of the Post-Effective Amendments to the Registrant's Registration Statements as identified. The following are separate series and/or classes of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectuses and Statements of Additional Information contained in the prior Post-Effective Amendments listed below, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendments.

                                          POST-EFFECTIVE
                                           AMENDMENT NO.
                                           -------------
International Fund - Y shares                   25
International Fund -  Y shares                  24
Large-Cap International Series - A,B, and C     23

Item 23     Exhibits

      (a) Declaration of Trust is incorporated by reference to Post-Effective Amendment No.19 to the Registration Statement on Form N-1A filed on 3/1/98.

      (b) By-Laws incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed on 12/30/98.

      (c) Instruments Defining Rights of Security Holders incorporated by reference. (d) Investment Advisory Contracts incorporated by reference.

      (e)   Underwriting Contracts incorporated by reference.

      (f) Bonus or Profit Sharing Contracts is incorporated by reference to Post Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on October 7, 1994.

      (g)   Custodian Agreements incorporated by reference.

      (h)   Other Material Contracts incorporated by reference.

      (i)   Legal Opinion incorporated by reference.

      (j)   Other Opinion. Consent of Independent Auditors filed herewith.

      (k)   Omitted Financial Statements incorporated by reference.

      (l)   Initial Capital Agreements incorporated by reference.

      (m) Rule 12b-1 Plan incorporated by reference to Post Effective Amendment No. 12 filed on August 29, 1996.

      (n)   Financial Data Schedule. Incorporated by reference.

      (o) Rule 18f-3 Plan. Incorporated by reference to Post Effective Amendment No. 12 filed on August 29, 1996.

Item 24     Persons Controlled by or Under Common Control with the Fund

            None.

Item 25     Indemnification

            All Trustees, officers, employees and agents of Registrant are to be indemnified as set forth in Section 4.3 of Registrant's Declaration of Trust.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            In addition, Registrant maintains a Trustees' and officers' errors and omissions liability insurance policy protecting Trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as Trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26     Business and Other Connections of Investment Adviser

            Lord, Abbett & Co. acts as investment adviser for twelve other investment companies (of which it is principal underwriter for thirteen) and as investment adviser to approximately 8,300 private accounts as of September 30, 1998. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or Trustee of any entity.

Item 27     Principal Underwriters

      (a)   Lord Abbett Mid-Cap Value Fund, Inc.
            Lord Abbett Bond-Debenture Fund, Inc.
            Lord Abbett Developing Growth Fund, Inc.
            Lord Abbett Tax-Free Income Fund, Inc.
            Lord Abbett Global Fund, Inc.
            Lord Abbett Series Fund, Inc.
            Lord Abbett U.S. Government Money Market Fund, Inc.
            Lord Abbett Equity Fund
            Lord Abbett Tax-Free Income Trust
            Lord Abbett Affiliated Fund, Inc.
            Lord Abbett Investment Trust
            Lord Abbett Research Fund, Inc.

            Investment Advisor
            ------------------

            American Skandia Trust (Lord Abbett Growth & Income Portfolio)

      (b)   The partners of Lord, Abbett & Co. are:

            Name and Principal           Positions and Offices
            Business Address (1)         with Registrant
            --------------------         ---------------

            Robert S. Dow                Chairman and President
            Paul A. Hilstad              Vice President & Secretary
            Zane E. Brown                Executive Vice President
            Robert G. Morris             Executive Vice President
            Daniel E. Carper             Vice President
            Robert P. Fetch              Vice President
            Stephem I. McGruder          Vice President
            Christopher J. Towle         Vice President
            John J. Walsh                Vice President

            The other general partners of Lord Abbett & Co. who are neither officers nor directors of the Registrant are Stephen I. Allen, John
            E. Erard, Daria L. Foster, Robert I. Gerber, Thomas W. Hudson, Jr., Michael McLaughlin, Robert J. Noelke, and R. Mark Pennington.

            Each of the above has a principal business address:
            767 Fifth Avenue, New York, NY 10153

      (c)   Not applicable

Item 28     Location of Accounts and Records

            Registrant maintains the records, required by Rules 31a - 1(a) and
            (b), and 31a - 2(a) at its main office.

            Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

            Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29     Management Services

            None

Item 30     Undertakings

            The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

            The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.